Dear Shareholders,

From a stock market perspective, the first quarter of 2001 was truly abysmal. Most stock market indices declined. In fact, this was the worst first quarter in over 20 years for the Dow Jones Industrial Average and the NASDAQ, declining 8.0 percent and 25.5 percent, respectively. The S&P 500 Index fell 11.9 percent. Over the past twelve months, the S&P 500 declined 21.7 percent, and the NASDAQ recorded a staggering 59.7 percent decline for the same period. This period of weakness in the equity markets emphasizes the importance for each of us to assess our asset allocation strategy in light of our individual investment time horizon and tolerance for risk. The Vintage Funds offer a spectrum of investment alternatives to meet the needs of varying investment time horizons and risk profiles.

Bonds outperformed stocks markedly over the past twelve months, proving the merit of fixed income investing in a balanced portfolio. Concerns about the slowing U.S. economy drove bond yields lower, providing an environment for fixed income returns to exceed their historical norm.

After dramatic economic growth throughout much of 1999 and significant slowing of growth during 2000, we believe economic conditions will stabilize somewhat as we look forward. The Federal Reserve began and has continued its aggressive easing cycle during 2001, and we continue to anticipate a rebound in the U.S. economy in the latter half of 2001. Consumer spending has remained solidly above recession levels. This economic environment may lead to a corresponding improvement in corporate earnings comparisons in the last half of 2001 and first half of 2002.

Trying to accurately predict the short-term direction of the economy or markets is not the goal of our Vintage Team. Our Fund Managers continue to hold a steady course using tested and well-established disciplines in managing the Vintage Funds. We believe this approach will respond to the long-term growth path of the U.S. economy and continue to produce excellent results over time.

The reports that follow provide a detailed discussion of the performance of each Vintage Mutual Fund during the past year. I urge you to read them carefully as they provide insight into how and why each Fund performed as it did. The discussion also explains how each Fund is postured for the future.

We appreciate the trust each of you as shareholders place in our management efforts. We thank you for your continued confidence in us, and we look forward to providing excellent investment management and service in the future. As always, if you would like a prospectus on any or all Vintage Funds, have questions or require assistance, please visit us at www.vintagefunds.com or call us at 1-800-438-6375.

Sincerely,

David W. Miles

President

The Vintage Mutual Funds are distributed by BISYS Fund Services Limited Partnership.

Shares of the Vintage Mutual Funds are NOT INSURED BY THE FDIC and are not deposits or obligations of, or guaranteed or endorsed by, AMCORE Financial Inc., or any of its subsidiaries including Investors Management Group. Investment products involve investment risk, including the possible loss of principal. Past performance is not predictive of future results, and the composition of each Fund's portfolio is subject to change.

For more complete information on any of the Vintage Mutual Funds, including fees, expenses and sales charges, please call 1-800-438-6375 for a free prospectus. Please read it carefully before investing or sending money.

Dear Shareholders:

As the first quarter of 2001 drew to a close, the pundits were telling us they saw a great economic chasm into which the stock market, already down, would continue to plunge. But a year ago, these same pundits were telling us that stocks, already at record levels, were set to climb even higher. Their prognostications are as unlikely to hold true now as they were then. Already signs point to improving conditions ahead.

There is no doubt that manufacturing is undergoing a severe contraction. Last fall, the consumer cut back on spending, from fairly hefty levels, when faced with staggering fuel bills at home. At the same time, businesses also began cutting back on capital expenditures, especially in the competitively priced communications sector, as capital equipment capacity expanded to unsupportable levels. And in the face of a staggering level of layoff announcements, job growth moderated while unemployment levels rose.

Nevertheless, while the media has been emphasizing the bad news in the economy, many indicators may have turned positive. Consumer spending in the first quarter actually grew at a solid 3 percent pace. While down from the heady 10percent pace of most of early 2000, this 3 percent pace is clearly nowhere near recession levels. And even as unemployment is set to rise further, it remains near 30 year lows. (This unemployment rise, after all, was exactly the idea behind the Federal Reserve engineered slow down in the first place.)

Also housing, while no longer at the strong growth rate of the 1998-1999 period, is still respectable at 1996-1997 levels. With lower mortgage rates, home mortgage refinancing is very strong. As homeowners refinance their old mortgages at lower interest rates, the savings almost always leads to more robust spending.

Further, the Federal Reserve has cut short-term interest rates aggressively in the early months of 2001. Even so, the Fed retains a great deal of flexibility to cut rates even more. This flexibility derives from the current low inflation regime. While cyclically higher than the past few years, inflation remains largely in check. Except for the energy sector, our research analysts indicate that, in their efforts to stay competitive, few firms report pricing power. Partly due to productivity advances and the surge in capital expenditures on plant and equipment, inflation remains low by the standards of the past 30 years.

Secular disinflation seems to be alive and well, even as cyclical inflation has been at work. Rather than feeding through to the rest of the economy as in the inflationary 1970's, the sharp spike in energy prices last fall precipitated a slowing in consumption in late 2000 and a drop in the manufacturing sector along with a decline in corporate earnings. This slowing may actually be indicative of an ongoing disinflationary rather than a reflating regime.

Also the U.S. Federal budget is in surplus for the first time in decades. This fiscal strength provides a tremendous safety net to the economy as a whole. Though cumbersome, and much less than perfect, fiscal stimulus is on the way.

There are problems to overcome of course. The economy may not have hit bottom. Europe is set to slow.

The tech bust has left many ravaged companies in its wake. Japan can always surprise- it has been sick for many years. With the economy undergoing an abrupt slowing, earnings deterioration may continue for several more quarters.

To be sure, the slowing economy has yet to play itself out. And don't expect a return to the boom days of 1999 or early 2000. But the Fed is easing, the consumer is spending, housing is robust, and a tax cut is ahead. On balance, our best opinion is that the U.S. economy will begin its recovery late this year. A plunge into the abyss will be avoided.

We need to point out here that bonds are doing very nicely thank you. From the highs in stocks, bonds have outperformed stocks by over 35 percent. It never pays to forget bonds for very long. It should be noted that the best for bonds is probably behind us for the time being, though there is great value in the corporate sector. Well managed bond portfolios can do well in this environment.

In the months ahead, stocks can also do well. Certainly valuations are now more attractive following the sell offs of March. In past recovery periods, the equity market led the economy, and earnings, by 3 to 9 months on average. In each case during the past 50 years-as the Fed eased-the stock market, followed by the economy, recovered. Conditions indicate this time should not be an exception barring some as yet unknown and unknowable catastrophe. The current market gyrations, ugly as they are, are just the price we investors pay to reap the benefits of the greater returns stocks can provide-over time and the long term.

Sincerely,

Jay H. Evans

Chief Investment Officer

Investors Management Group

The Vintage Money Market Funds

The Federal Reserve Bank's 1999-2000 attempt to slow the economy succeeded all too well. At this point, the fear is that this slowing may sink into a recession. As the Fed fights to avoid recession with its aggressive short term interest rate cuts, the Vintage Money Market Funds will continue to see lower yields. The decline in yields may bottom as the U.S. economy renews its revival, perhaps in the latter half of 2001.

The Government Assets Fund

The yield in the Government Assets Fund has declined along with the general level of short-term interest rates. The Fed is moving interest rates lower to refuel the slowing U.S. economy. The Fund's average maturity is slightly short a neutral posture to the market. The focus is on government agency debt where yields remain attractive relative to Treasuries. Purchases have been narrowed on shorter average life investments as a way to boost the yield in the Fund as overnight instruments offer the highest yields. At the turn of the 1st quarter, most government securities were pricing in another 100 basis point decline in short-term rates, making it difficult to buy securities longer than six months.

The Liquid Assets Fund

The yield in the Liquid Assets Fund has declined with the general level of short-term interest rates. The Fed is moving interest rates lower to refuel a slowing U.S. economy. Short-term corporate yields offer good value relative to Treasuries and will be the focus of new purchases. The Fund remains slightly shorter in average maturity relative to its peer group and continues to seek higher yield corporate issues to enhance performance. Overnight rates are higher than other short-term investments-longer maturing yields are actually lower. To manage through this rate environment, the portfolio may be extended when opportunities arise while also maintaining more than normal in repurchase agreements to earn the higher yields.

The Municipal Assets Fund

The yield in the Municipal Assets Fund has declined with the general level of short-term interest rates. The Fed is moving interest rates lower to refuel a slowing U.S. economy. Short-term municipal securities have become very cheap relative to Treasuries, but they remain expensive relative to corporate debt. While the Fund is fully invested in municipals, opportunities to add yield are cautiously being evaluated. In recent months, we have maintained our average days to maturity near 45 days. When yields become more fairly valued the Fund may be extended about 10 to 20 days as a means to boost its yield.

Although the Vintage Money Market Funds seek to maintain a stable net asset value of $1.00, there is no assurance that they will be able to do so. The Vintage Money Market Funds are neither insured nor guaranteed by the U.S. Government.

VINTAGE MUTUAL FUNDS, INC.
Government Assets Fund
Schedule of Portfolio Investments
March 31, 2001

Par Value	Description	Value

U.S. Government Agency (32.54%):
Federal Home Loan Bank:
$5,000,000	4.83%, 11/09/01	$5,001,957
5,000,000	4.83%, 11/09/01	5,002,555
Federal Home Loan Mortgage Corporation:
10,000,000	6.51%, 04/26/01	9,999,388
5,750,000	4.75%, 12/14/01	5,746,145
Federal National Mortgage Corporation:
5,000,000	5.33%*, 04/26/01	4,981,945
10,000,000	5.36%*, 07/12/01	9,854,083
7,500,000	5.25%, 02/21/02	7,500,000
Student Loan Marketing Association:
7,500,000	4.80%***, 03/13/02	7,501,401
Total U.S. Government Agency		55,587,474

Repurchase Agreements (67.61%):
Bear Stearns:
40,000,000	5.28%, 04/02/01
	(Purchased on 03/30/01, proceeds at maturity $40,017,600; Collateralized by Govt. Agencies,
	08/15/15-08/15/25, Market Value $40,904,500)	40,000,000
Morgan Stanley Dean Witter:
40,000,000	5.28%, 04/02/01
	(Purchased on 03/30/01, proceeds at maturity $40,017,600; Collateralized by Govt. Agencies,
	09/15/09, Market Value $41,051,618)	40,000,000
UBS Warburg:
35,503,232	5.25%, 04/02/01
	(Purchased on 3/30/01, proceeds at maturity $35,518,765; Collateralized by Govt. Agencies,
	05/01/01-06/15/28, Market Value $32,216,004)	35,503,232
		115,503,232
Mutual Funds (0.01%)
26,557	The Bank of New York Cash Reserve, 2.65%**	26,557

	Total Investments in Securities (100.16%) (Cost--$171,117,263) (a)	$171,117,263

	Other Assets and Liabilities (-0.16%)	(279,280)

	Net Assets (100.00%)	$170,837,983

(a) Aggregate cost for federal income tax purposes is identical.
* Effective yield at date of purchase.
** Rate shown is as of March 31, 2001.
*** Denotes floating rate investment with interest rate as of March 31, 2001.

VINTAGE MUTUAL FUNDS, INC.
Liquid Assets Fund
Schedule of Portfolio Investments
March 31, 2001

Par Value	Description	Value

Loan Certificates--FmHA Guaranteed Loan Certificates (16.16%):
$24,180,828	5.75% to 7.25%*, 07/22/01 to 02/01/29	$24,180,828

Trust Certificates- -U.S. Govt. Guaranteed Student Loans (3.34%):
5,000,000	5.06%***, 12/18/01	5,000,000

Commercial Paper (32.57%):
Co-op Tractor:
3,000,000	5.08%**, 04/02/01	2,999,577
1,000,000	5.11%**, 04/06/01	999,292
2,000,000	5.02%**, 04/20/01	1,994,722
Eagle Funding:
3,500,000	5.02%**, 04/16/01	3,492,708
4,000,000	4.97%**, 04/17/01	3,991,200
1,623,000	5.12%**, 04/19/01	1,618,861
Edison Asset Securitization:
1,593,000	5.05%**, 04/16/01	1,589,655
Enterprise Funding:
1,006,000	5.50%**, 04/03/01	1,005,693
Grand Funding:
2,183,000	5.02%**, 04/05/01	2,181,785
4,000,000	5.01%**, 04/17/01	3,991,129
2,000,000	5.07%**, 04/17/01	1,995,511
Three Rivers Funding:
3,000,000	5.02%**, 04/10/01	2,996,243
4,000,000	4.98%**, 04/20/01	3,989,529
Thunder Bay Funding:
2,004,000	5.06%**, 04/06/01	2,002,594
3,000,000	5.05%**, 04/16/01	2,993,687
1,533,000	5.06%**, 04/20/01	1,528,922
2,000,000	5.07%**, 04/25/01	1,993,267
Triple A1 Funding:
3,381,000	5.01%**, 04/06/01	3,378,652
4,000,000	5.05%**, 04/16/01	3,991,600
	Total Commercial Paper	48,734,627

Corporates (23.99%):
Associates Corporation:
1,110,000	5.40%, 08/27/01	1,110,345
2,000,000	7.88%, 09/30/01	2,010,970
Bank of America:
2,000,000	6.95%, 04/17/01	2,000,102
Continental Bank:
4,360,000	12.50%, 04/01/01	4,360,630
Daimler Chrysler:
200,000	6.63%, 09/21/01	199,819
Donaldson Lufkin Jenrette:
2,500,000	5.54%, 11/30/01	2,505,194
Elf Aquitaine:
2,395,000	8.00%, 10/15/01	2,417,415
General Electric Capital Corporation:
1,000,000	6.29%, 12/15/01	1,007,873
General Motors Acceptance Corporation:
4,000,000	9.63%, 12/15/01	4,089,874
Household Finance:
5,000,000	5.01%, 06/21/01	4,999,160
Knight-Ridder:
2,501,000	8.50%, 09/01/01	2,517,826
McDonald's Corporation:
800,000	5.90%, 05/11/01	800,119
Mercantile Bancorporation:
2,000,000	6.80%, 06/15/01	2,000,120
Merrill Lynch:
1,000,000	6.75%, 04/30/01	1,000,014
1,850,000	7.08%, 05/10/01	1,851,329
3,000,000	7.57%, 11/09/01	3,021,804
	Total Corporates	35,892,594

Repurchase Agreements (23.54%):
Bear Stearns:
35,225,916	5.38%, 04/02/01
	(Purchased on 03/30/01, proceeds at maturity $35,241,710; Collateralized by Govt. Agencies,
	08/15/08-09/25/29, Market Value $37,056,990)	35,225,916

Mutual Funds (0.01%)
19,682	The Bank of New York Cash Reserve, 2.65%****	19,682

Total Investments in Securities (99.61%) (Cost--$149,053,647) (a)		$149,053,647

Other Assets and Liabilities (0.39%)		585,461

Net Assets (100.00%)		$149,639,108

(a) Aggregate cost for federal income tax purposes is identical.
* Interest rate fluctuates with prime rate. Put option subject no longer than 7-day settlement
** Effective yield at date of purchase.
*** Interest rate fluctuates with 3-month U.S. Treasury bill rate. Put option subject to no longer than 7-day settlement.
**** Rate shown is as of March 31, 2001.

VINTAGE MUTUAL FUNDS, INC.
Municipal Assets Fund
Schedule of Portfolio Investments
March 31, 2001

Par Value	Description	Value

Industrial Development Bonds (2.43%)
Iowa (2.43%)
$134,503	Iowa HFA (Starr-Terry Project), 5.62%**, 05/15/05	$134,503
629,212	Sioux City, IA (Handy Partnership), 5.12%**, 09/15/04	629,212
106,988	Vinton, IA (Twin City Concrete), 5.60%**, 06/15/02	106,988
	Total Industrial Development Bonds	870,703

Variable Rate Demand Obligations (58.77%)
Arizona (1.12%)
400,000	Apache Co., AZ IDA 7-Day, 3.45%**, 12/15/18	400,000

Delaware (5.31%)
1,900,000	Delaware State Economic Development 7-Day, 3.50%**, 10/01/28	1,900,000

Florida (1.68%)
500,000	Manatee Co., FL Pollution Control Revenue DTN, 3.75%*, 09/01/24	500,000
100,000	Putnam Co., FL Pollution Control Revenue DTN, 3.75%*, 09/01/24	100,000
		600,000
Illinois (8.10%)
1,000,000	Chicago, IL G.O. 7-Day, 3.50%**, 01/01/12	1,000,000
1,200,000	Illinois State Health Facility Authority 7-Day, 3.50%**, 07/01/28	1,200,000
700,000	McCook, IL St. Andrew Revenue 7-Day, 3.60%**, 12/01/21	700,000
		2,900,000
Iowa (3.91%)
800,000	Iowa Finance Authority Hospital Facilities Revenue 7-Day, 3.50%**, 07/01/13	800,000
600,000	Iowa Finance Authority Revenue 7-Day, 3.40%**, 08/15/24	600,000
		1,400,000
Kentucky (1.40%)
500,000	Kentucky Economic Development Finance Authority 7-Day, 3.40%**, 01/01/22	500,000

Michigan (1.96%)
700,000	Michigan State Strategic Fund DTN, 3.80%*, 09/01/30	700,000

Missouri (4.19%)
1,500,000	Missouri Higher Education Loan Facility 7-Day, 3.60%**, 06/01/17	1,500,000

Pennsylvania (12.10%)
500,000	Benzinger Township, PA Hospital Authority 7-day, 3.60%**, 12/01/30	500,000
180,000	Erie County, PA Hospital Authority DTN, 3.85%*, 05/15/20	180,000
100,000	Lehigh County, PA Hospital DTN, 3.85%*, 07/01/28	100,000
150,000	New Castle, PA Area Hospital Authority 7-day, 3.60%**, 07/01/26	150,000
1,000,000	North Hampton County, PA Higher Ed Authority 7-day, 3.60%**, 11/01/28	1,000,000
800,000	North Hampton County, PA Higher Ed Authority 7-day, 3.60%**, 11/01/28	800,000
1,100,000	Pennsylvania Economic Development Authority 7-day, 3.60%**, 12/01/25	1,100,000
500,000	Pennsylvania Turnpike Commission DTN, 3.85%*, 06/01/28	500,000
		4,330,000
Texas (9.50%)
200,000	Grapevine, TX Industrial Development Series A1 DTN, 3.71%*, 12/01/24	200,000
500,000	Grapevine, TX Industrial Development Series A3 DTN, 3.71%*, 12/01/24	500,000
400,000	Grapevine, TX Industrial Development Series B3 DTN, 3.71%*, 12/01/24	400,000
1,400,000	Harris Co., TX Series 88A 7-Day, 3.40%**, 06/01/05	1,400,000
800,000	Hunt Co., TX Industrial Development 7-Day, 3.50%**, 10/01/02	800,000
100,000	Lone Star, TX Airport Series A1 DTN, 3.90%*, 12/01/14	100,000
		3,400,000
Utah (2.23%)
800,000	Salt Lake City, UT Revenue 7-Day, 3.45%**, 01/01/20	800,000

Washington (5.59%)
1,200,000	Port of Vancouver, WA, Series 84A 7-Day, 3.55%**, 12/01/09	1,200,000
800,000	Port of Vancouver, WA, Series 84B 7-Day, 3.55%**, 12/01/09	800,000
		2,000,000
Wisconsin (1.68%)
400,000	Wisconsin Health Care Facility A1 7-Day, 3.40%**, 01/01/16	400,000
200,000	Wisconsin Health Care Facility A2 7-Day, 3.40%**, 01/01/16	200,000
		600,000

	Total Variable Rate Demand Obligations	21,030,000

Municipal Bonds (31.77%)
Alaska (0.29%)
100,000	Fairbanks North Star Boro, AK Series U, 8.00%, 11/01/01	102,463

Florida (0.86%)
200,000	Orlando, FL Utilities Commission, 6.50%, 10/01/01	206,938
100,000	Orlando, FL Utilities Commission, 5.30%, 10/01/01	100,927
		307,865
Indiana (0.60%)
215,000	Indiana University Student Fees, 6.60%, 08/01/01	216,535

Iowa (0.56%)
100,000	Burlington, IA Corporate Purpose, 4.25%, 06/01/01	99,966
100,000	Iowa City, IA, 4.63%, 06/01/01	100,182
		200,148
Kentucky (0.70%)
250,000	Lexington-Fayette Urban County Government, KY, 4.30%, 06/01/01	249,915

Michigan (4.70%)
200,000	Genesee County, MI Sewer Disposal System, 6.00%, 05/01/01	200,256
235,000	Holly, MI Area School District, 6.25%, 05/01/01	235,342
250,000	Livonia, MI Public School District, 5.45%, 05/01/01	250,258
500,000	Novi, MI Community School District, 7.30%, 05/01/01	501,152
500,000	Oak Park, MI School District, 4.50%***, 06/01/01	496,332
		1,683,340
Minnesota (1.04%)
370,000	St. Paul, MN Housing and Redevelopment Authority, 4.00%, 08/01/01	370,583

Nebraska (0.98%)
350,000	Lincoln, NE Waterworks, 4.70%, 08/15/01	350,434

Nevada (1.12%)
400,000	Las Vegas, NV Medium Term Building, 5.25%, 08/01/01	401,030

New Mexico (0.84%)
300,000	New Mexico State Capital Projects, 4.75%, 08/01/01	301,351

New York (0.28%)
100,000	New York, NY Escrowed Series B1, 6.40%, 08/15/01	101,124

North Dakota (0.92%)
200,000	Fargo, ND Refunding Series B, 5.90%, 05/01/01	200,248
130,000	Grand Forks, ND Refunding, 3.80%, 06/01/01	129,808
		330,056
South Carolina (2.10%)
750,000	Richland Co., SC School District No. 2, 4.50%, 05/01/01	750,227

Texas (2.64%)
100,000	Crowley, TX Independent School District, 6.50%, 08/01/01	100,748
100,000	Dallas County, TX Series A, 6.00%***, 08/15/01	100,960
500,000	Northwest Texas Independent School District, 4.50%***, 08/15/01	491,859
250,000	Texas State Public Finance Authority, 5.20%, 10/01/01	252,259
		945,826
Utah (2.52%)
900,000	Jordan, UT School District, 5.00%, 06/15/01	901,067

Washington (1.42%)
500,000	Snohomish County, WA Public Hospital District #2, 6.85%, 12/01/01	508,431

Wisconsin (10.20%)
500,000	Sheboygan County, WI Promissory Notes, 3.55%, 05/01/01	499,611
115,000	Whitewater, WI Sewer Revenue, 5.10%, 05/01/01	115,046
125,000	Milwaukee, WI Area Technical College District, 4.10%, 06/01/01 When-issued	125,149
100,000	Oneida County, WI Promissory Note, 4.30%, 09/01/01	100,038
140,000	Wisconsin Indianhead Technical College District, 5.05%, 10/01/01	140,440
495,000	Menomonee Falls, WI Refunding, 5.00%, 11/01/01	496,399
500,000	State of Wisconsin Refunding, 4.20%, 11/01/01	499,136
750,000	DePere, WI Unified School District, 5.13%, 11/30/01	754,125
750,000	River Falls, WI School District, 5.13%, 11/30/01	754,116
165,000	Kiel, WI Area School District, 4.00%, 03/01/02 When-issued	165,582
		3,649,642

	Total Municipal Bonds	11,370,037

Mutual Funds (2.70%)
959,382	Aim Institutional Tax Free Cash Reserve, 3.44%****	959,382
6,070	The Bank of New York Cash Reserve, 2.65%****	6,070
		965,452

	Total Investments in Securities (95.67%) (Cost--$34,236,192) (a)	$34,236,192

	Other Assets & Liabilities (4.33%)	1,550,370

	Net Assets (100.00%)	$35,786,562

(a) Aggregate cost for federal income tax purposes is identical.
* Variable rate, put option subject to next business day settlement.
** Variable rate, put option subject to no longer that 7-day settlement.
*** Effective yield at date of purchase.
**** Rate shown is as of March 31, 2001

The Vintage Fixed Income Funds

Since early 2000, bond returns have outperformed stocks, proving the value of a balanced approach to long term investors. Continuing the trend of the past year, bond returns were positive again in the first quarter of 2001, while stock returns were once again negative. Over the last twelve months, bonds have outperformed stocks by nearly 35 percent. The lowly fixed income class is back in favor. The last time bonds outperformed stocks by this margin was in 1982-the last recession. Bonds "day-in-the-sun" may be waning, however. Typically, one year after this extreme divergence between bond and stock returns, stocks return to favor.

Based on the fears of imminent collapse of the U.S. economy, bonds produced relatively strong returns over the past year. But these fears may prove to be overdone and the bond market appears to have sensed better times ahead. Bond yields may have already bottomed.

To be sure, the economy has slowed its growth pace and the manufacturing sector is in the midst of a sharp contraction that may take several quarters to reverse. But despite the bad news emphasized in the financial media, many indicators are turning positive-perhaps early signs of revival.

Most importantly, consumer spending has not collapsed, and actually continues to grow at a 3 percent pace. This pace is far less than that of even a year ago, but nonetheless is far stronger than levels formerly associated with recessions. The strength of consumer spending bears monitoring because it comprises over two-thirds of all U.S. output and often dictates the overall intensity and direction of growth.

Other areas of strength include a still healthy housing sector. Normally recessions are preceded by fairly long declines in housing and the associated hard goods usually purchased with new homes. This decline has not been exhibited to date. And motor vehicle output may have returned to more robust levels in recent months.

Finally, the Federal Reserve is working hard to stem recessionary forces with aggressive rate cuts, commenced at the turn of the year. Also, money supply is exploding. The widely watched M2 measure has been rising at a 12 percent annual rate over the past three months. Since 1995, the correlation between year-over-year growth in M2 and domestic demand nine months later has been 91 percent. In other words, surging M2 now means that we could see a relatively robust economy by Christmas.

Of course, inflation always heavily influences the direction of the bond market. While inflation is on the Fed's back burner at the moment, it hasn't gone away. Goods inflation remains tame, but service inflation is rising at a 4.5 percent annual pace. And home prices have jumped 8.1 percent over the last year, the biggest increase in thirteen years. Medical-care inflation is also accelerating due to a shortage of nurses, higher pharmaceutical costs, and the revolt against managed care. The tighter labor market is effecting other portions of the service sector as well. Service workers pay is up 4.1 percent from a year ago.

While the overall CPI is rising at a 3.5 percent rate, the yield of the 10-year Treasury is only 1 1/2 percent above inflation. That is historically low. Without more negative news on the economy, it will be difficult for long-term yields to move lower.

We are maintaining the duration of portfolios shorter than the benchmark. Bond yields will only decline further if we enter a recession and inflation declines. With monetary stimulus already working, a recession should be avoided. Bond yields will likely rise and prices decline as a result.

The largest drop in yields during the quarter was in the shorter maturities. The short-end of the Treasury market is now being fueled by the volatility in the stock market and the prospect of Fed rate cuts. Three-month Treasury bill yields dropped over 1 1/2 percent. In contrast, the 10-year Treasury note yield declined less than 1/4 percent and the 30-year Treasury bond yield was unchanged. It is typical for the yield curve to steepen as the Fed cuts short-term rates

Corporate bonds made a comeback in the first quarter and were the best performing sector in the fixed income markets by a wide margin. The additional yield advantage of corporate bonds over Treasuries, however, is still historically wide due to continued concerns about the economy and earnings. We expect that corporate bonds will perform well as these concerns begin to abate in the last half of the year.

The mortgage-backed securities sector under-performed comparable duration Treasuries. Mortgage sector returns were hindered as consumers refinanced their mortgages causing prepayments to explode. We have been underweight in this sector, but are beginning to increase this weighting toward neutral. The agency sector outperformed Treasuries slightly during the quarter. Agency securities basically outperformed by their additional yield advantage over Treasuries. We remain underweight in this sector primarily because we see better relative value opportunities in the corporate bond and mortgage-backed securities sectors.

Municipals performed particularly well in March when a flight from equities by individual investors increased the demand for municipal bonds. Long-term municipal yields near 5.00 percent may be difficult to sustain if the stock market regains momentum. We find better values in the intermediate maturity range.

In summary, the last twelve months have been a stellar period for the bond market. Yields have declined and prices have appreciated, but we have a more cautious outlook going forward. Long-term rates did not move significantly lower last quarter, even when the economic news was fairly bleak. In addition, long-term yields with respect to inflation are relatively low. The short-term part of the curve is already priced for a substantial amount of further Fed rate cuts. It will be difficult for short-term yields to move lower unless the economy plunges into a full-fledged recession. We are maintaining an overweight position in corporate bonds as the yield advantage in this sector is still historically wide. We plan on bringing our mortgage-backed sector weighting to neutral in coming months, as the worst prepayment fears are realized. Bond returns may be less stellar over the next few quarters, but we are posturing our portfolios to achieve superior returns relative to the market.

The Limited Term Bond Fund

Corporate bonds will likely continue to perform well as the Federal Reserve cuts short-term interest rates and the economy rebounds toward the end of the year. With this outlook in mind, the corporate bond weighting was increased substantially during the first quarter. The short-end of the Treasury market is now being fueled by the volatility in the stock market. As stocks have declined, concern that consumer confidence will wane, and consumer spending will decline raises expectations for further rate cuts. At this point, however, the 2-year Treasury note is already priced for another full percent of Fed rate cuts. It will be difficult for short-term yields to move much lower unless the economy plunges into a full-fledged recession. The yield of 2-year notes often begins to rise before the Fed is finished easing. Therefore, the duration of the Fund is now significantly shorter than the benchmark.

For the year ended March 31, 2001, the Fund provided a total return of 9.06 percent*. The Fund ended the period with net assets of $47.8 million.

As of March 31, 2001, approximately 19 percent of the Fund's net assets were invested in Treasury and agency securities, 27 percent in mortgage-related securities, 51 percent in corporate bonds, 2 percent in taxable municipals, and 3 percent in cash and cash equivalents. The average credit quality of these holdings was AA3**.

* Past performance is not predictive of future results. The value of shares in the Vintage Mutual Funds will fluctuate so that the shares, when redeemed, may be worth more or less than their original cost.

** The composition of the Fund's holdings is subject to change.

The performance of the Vintage Limited Term Bond Fund is measured against the Lehman Brothers Intermediate Government/Corporate Bond Index and the Merrill Lynch 1-5 yr. U.S. Government/Corp. Index. Both are unmanaged indices generally representative of the performance of government and corporate bonds and the Lehman Index having maturities of 1-10 years and the Merrill Lynch having maturities of 1-5 years. The indices do not reflect the deduction of expenses associated with a mutual fund, such as investment management fees. The Fund's performance reflects the deduction of fees for these value-added services.
VINTAGE MUTUAL FUNDS, INC.
Limited Term Bond Fund
Schedule of Portfolio Investments
March 31, 2001

Par Value	Description	Value

U.S. Treasury Notes (9.62%)
$500,000	6.25%, 02/15/03	$517,680
2,000,000	6.63%, 04/30/02	2,051,420
2,000,000	6.25%, 10/31/01	2,022,020
	Total U.S. Treasury Notes	4,591,120

U.S. Government Agencies (9.05%)
1,000,000	Federal Home Loan Bank, 5.50%, 01/21/03	1,015,200
1,000,000	Federal National Mortgage Assoc., 6.25%, 12/13/02	1,024,000
250,000	Federal National Mortgage Assoc., 7.02%, 04/10/06	250,625
1,000,000	Federal National Mortgage Assoc., 7.28%, 05/23/07	1,029,880
1,000,000	Federal National Mortgage Assoc. Medium Term Note, 5.80%, 07/23/01	1,003,750
	Total U.S. Government Agencies	4,323,455

Mortgage Related Securities (26.95%)
Collateralized Mortgage Obligations (11.32%)
355,106	Federal National Mortgage Assoc. 1997-72 VA, 7.00%, 10/18/02	358,703
382,908	Federal Home Loan Mortgage Corp. Series 1465 Class E, 6.50%, 09/15/06	382,889
1,119,270	Federal Home Loan Mortgage Corp. Series 1515 Class E, 6.50%, 03/15/07	1,125,684
1,000,000	Federal Home Loan Mortgage Corp. T-11 Class A3, 6.50%, 03/25/11	1,000,320
1,000,000	Federal Home Loan Mortgage Corp. T-15 Class A3, 5.94%, 12/25/19	1,009,650
431,221	Federal National Mortgage Assoc. 1993-14, 6.00%, 02/25/08	432,528
1,066,000	PHMS 1995-5 Class A4, 7.25%, 09/25/25	1,094,270
		5,404,044
Federal Home Loan Mrtge. Corp. Mortgage-Backed Pools (1.12%)
517,087	#E61274, 7.00%, 08/01/09	532,869

Asset Backed Securities (14.51%)
599,859	Conseco 2000-D, 7.52%, 10/15/31	606,775
1,000,000	Copelco Capital Funding, 7.12%, 08/18/03	1,028,100
533,333	Fingerhut 98-1A, 6.07%, 02/15/05	535,603
2,000,000	GE Capital Mtg Serv, 6.44%, 10/25/16	2,016,920
354,000	Honda Auto Lease Trust 1999-A, 6.65%, 07/15/05	360,004
311,379	Nations Credit Grantor Trust 97-1, 6.75%, 08/15/13	321,248
1,000,000	TMSHI 1997-2, 7.17%, 02/15/20	1,029,760
1,000,000	Union Acceptance Corp., 6.82%, 01/09/06	1,032,800
		6,931,210

	Total Mortgage-Related Securities	12,868,123

U.S. Taxable Municipal Bonds (1.96%)
230,000	Bexar County, TX Housing, 8.75%, 05/01/05	230,000
500,000	Coralville, IA, 8.25%, 06/01/02	501,715
200,000	St. Charles Arena, 6.54%, 09/15/05	204,518
		936,233
Corporate Bonds (50.80%)
Banking and Financial Services (9.43%)
1,000,000	Bear Stearns, 7.00%, 01/15/27	1,010,000
1,000,000	Beneficial Corp, 6.27%, 12/06/01	1,010,000
1,000,000	CIT Group, Inc., 5.50%, 02/15/04	991,250
1,000,000	CNA Financial, 6.25%, 11/15/03	990,000
500,000	Susquehanna Banc, 6.30%, 02/01/03	500,625
		4,501,875
Consumer Goods and Services (19.12%)
1,000,000	CUC International, 3.00%, 02/15/02	961,250
1,000,000	Dillard's Department Store, 9.50%, 10/15/01	990,000
1,500,000	Equifax, 6.50%, 06/15/03	1,515,000
1,000,000	Hertz, 6.00%, 01/15/03	1,002,500
216,000	Ikon Office, 6.75%, 11/01/04	201,960
1,000,000	Motorola, 6.45%, 02/01/03	990,000
1,175,000	Pep Boys - Manny, Moe & Jack Zero Coupon, 09/20/11	722,625
650,000	Savoy Pictures, 7.00%, 07/01/03	675,187
1,000,000	Shoppers Food, 9.75%, 06/15/04	1,045,000
1,000,000	Worldcom, 7.88%, 05/13/03	1,027,500
		9,131,022
Healthcare (4.04%)
1,000,000	Healthsouth, 3.25%, 04/01/03	906,250
1,000,000	Nationwide Health, 7.67%, 04/18/03	1,022,500
		1,928,750
Industrial Goods and Services (16.05%)
1,000,000	Boeing, 6.35%, 06/15/03	1,035,000
1,000,000	Central Maine Power, 7.50%, 06/16/02	1,026,250
1,000,000	Comdisco, 9.50%, 08/15/03	780,000
1,000,000	Consolidated Natural Gas, 7.25%, 10/01/04	1,042,500
500,000	Cummmins Engine, 6.75%, 02/15/27	461,875
500,000	International Paper, 7.00%, 06/01/01	501,250
520,000	Old Dominion Electric, 7.97%, 12/01/02	534,300
1,000,000	Thermo Fibertek, 4.50%, 07/15/04	890,000
1,000,000	Xerox, 8.13%, 04/15/02	880,000
500,000	Xtra, 8.99%, 01/22/02	513,750
		7,664,925
Railroads (2.16%)
1,000,000	Norfolk Southern Railway Equipment Trust, 7.75%, 08/15/02	1,032,500

	Total Corporate Bonds	24,259,072

Commercial Paper (2.51%):
1,200,000	Wisonsin Public Service, 5.52%*, 04/02/01	1,199,816

Mutual Funds (0.69%)
82,710	Government Assets Fund T Shares, 4.66%**	82,710
245,977	The Bank of New York Cash Reserve, 2.65%**	245,977
		328,687
	Total Investments in Securities (101.58%)
	(Cost $48,185,525) (a)	$48,506,506

	Other Assets & Liabilities (-1.58%)	(752,458)

	Net Assets (100.00%)	$47,754,048

---------------
(a) Cost for federal income tax purposes is identical and differs from market value by net unrealized appreciation of securities as follows:
Unrealized Appreciation $ 770,137
Unrealized Depreciation ($ 449,156)
Net Unrealized Appreciation $ 320,981

* Effective yield at date of purchase.
** Rate shown is as of March 31, 2001.

The Bond Fund

The last twelve months have been a stellar period for the bond market. Yields have declined and prices have appreciated. Looking ahead, the outlook is more cautious. Long-term rates have not moved significantly lower this quarter, even when the economic news has been fairly bleak. In addition, long-term yields with respect to inflation are relatively low. It will be difficult for short-term yields to move lower unless the economy plunges into a full-fledged recession. The Fund maintains an overweight in corporate bonds as the yield advantage in this sector is still historically wide. The mortgage-backed sector weighting in the Fund may be increased to neutral over the next quarter, as the refinancing wave crests. Bond returns may be less stellar over the next few quarters, but the Fund is postured to continue to achieve superior returns relative to the market.

For the year ended March 31, 2001, the Fund provided a total return of 11.37 percent*. The Fund ended the period with net assets of $36.3 million.

As of March 31, 2001, approximately 35 percent of the Fund's net assets were invested in mortgage-related securities, 34 percent in corporate bonds, 3 percent in taxable municipals, 21 percent in Treasuries and agencies, and 6 percent in cash and cash equivalents. The average maturity of these holdings was 6.57 years with an average credit quality of AA3**.

* Past performance is not predictive of future results. The value of shares in the Vintage Mutual Funds will fluctuate so that the shares, when redeemed, may be worth more or less than their original cost.

** The composition of the Fund's holdings is subject to change.

The performance of the Vintage Bond Fund is compared to the Lehman Brothers Aggregate Index, which represents the performance of overall bond market. The index is unmanaged and does not reflect the deduction of fees associated with a mutual fund, such as investment management and fund accounting fees. The Fund's performance reflects the deduction of fees for these value-added services.

VINTAGE MUTUAL FUNDS, INC.
Bond Fund
Schedule of Portfolio Investments
March 31, 2001

Par Value	Description	Value

U.S. Treasury Bonds (11.63%)
$1,200,000	7.50%, 11/15/16	$1,447,896
1,100,000	8.13%, 08/15/19	1,419,418
500,000	12.00%, 08/15/13	712,190
500,000	8.00%, 11/15/21	644,840
	Total U.S. Treasury Bonds	4,224,344

U.S. Government Agencies (9.69%)
200,000	Federal Farm Credit Bank, 6.49%, 04/02/01	200,000
110,000	Federal Farm Credit Bank, 6.00%, 10/01/01	110,818
250,000	Federal Home Loan Bank, 7.18%, 11/02/04	250,543
500,000	Federal Home Loan Bank, 6.50%, 11/29/05	526,090
200,000	Federal Home Loan Bank, 6.52%, 04/07/03	200,054
830,000	Federal Home Loan Bank, 7.74%, 04/11/05	831,038
150,000	Federal Home Loan Bank, 7.80%, 06/13/03	150,937
200,000	Federal Home Loan Bank, 7.00%, 05/03/02	200,500
250,000	Federal Home Loan Bank, 8.01%, 11/25/05	251,250
300,000	Federal National Mortgage Assoc., 5.25%, 04/19/01	300,000
500,000	Housing Urban Development, 5.30%, 08/01/01	500,660
	Total U.S. Government Agencies	3,521,890

Mortgage-Related Securities (35.25%)
Collateralized Mortgage Obligations (14.94%)
95,456	Aames Mortgage Trust, 6.59%, 06/15/24	96,144
585,145	Advanta Mortgage Loan Trust 1997-3, 6.80%, 05/18/24	589,475
154,715	Advanta Mortgage Loan Trust 1996-1 A5, 6.35%, 10/25/21	154,773
190,000	Advanta Mortgage Loan Trust 1999-1 A4, 6.30%, 04/25/27	189,994
602,030	Centex Home Equity, 6.04%, 06/25/30	604,376
83,818	Discover Card, 6.79%, 04/16/10	87,295
344,982	Emergent Home Equity, 7.30%, 02/20/12	345,654
350,000	First Plus Home, 7.08%, 07/10/17	354,662
44,207	Federal Home Loan Mortgage Corp. 1395, 6.00%, 11/15/21	44,246
2,726	GE Capital Mtg 1997-HE3 A3, 6.52%, 08/25/13	2,717
200,000	IMC Home Equity, 6.69%, 02/25/21	203,410
163,270	Merrill Lynch Mortgage Investors 1989-E, 9.40%, 09/15/09	162,976
895,001	Mortgage Lenders Network Home Equity 1998-1, 6.76%, 08/25/29	905,401
161,670	Salomon Mortgage Sec. VII 1995-1 PO, 10.54%*, 02/25/25	118,323
500,000	Southern Pacific Secured Assets Corp 1998-1 A6, 7.08%, 03/25/28	498,544
625,000	TMSHI 1997-2, 7.17%, 02/15/20	643,600
424,000	UCFC Manufactured Housing Contract 1998-2 A2, 6.08%, 08/15/15	427,969
		5,429,559
Federal Home Loan Mrtge. Corp. Mortgage-Backed Pools (2.26%)
425,887	#272596, 9.00%, 02/01/09	446,462
35,573	#C00126, 8.50%, 06/01/22	37,401
170,117	#E00548, 6.50%, 05/01/13	172,555
161,181	#00538, 6.50%, 03/01/13	163,491
		819,909
Federal National Mortgage Association Mortgage-Backed Pools (11.71%)
496,548	#50706, 7.50%, 02/01/23 TBA	511,494
1,028,707	#250990, 7.50%, 07/01/27 TBA	1,052,172
273,880	#251286, 7.00%, 11/01/27	277,607
139,216	#313873, 7.00%, 12/01/27	141,111
357,203	#408827, 6.50%, 02/01/28	356,878
404,458	#251813, 6.50%, 07/01/28	403,066
863,253	#448917, 6.50%, 11/01/28	862,467
644,108	#430093, 7.00%, 06/01/28	652,372
		4,257,167
Government National Mortgage Assoc. Mortgage-Backed Pools (6.34%)
8,381	#315929, 9.00%, 06/15/22	8,911
18,011	#341681, 8.50%, 01/15/23	18,790
16,750	#354189, 7.50%, 05/15/23	17,278
48,217	#359600, 7.50%, 07/15/23	49,737
132,880	#376218, 7.50%, 08/15/25	136,519
65,068	#385300, 8.00%, 10/15/24	67,815
59,285	#410049, 8.00%, 07/15/25	61,585
279,737	#412334, 7.00%, 10/15/27	284,193
104,679	#412645, 8.00%, 08/15/26	108,379
106,182	#440404, 7.50%, 04/15/27	109,004
168,566	#454375, 7.00%, 03/15/28	171,279
785,012	#462384, 7.00%, 11/15/27	797,816
194,816	#780213, 7.50%, 08/15/25	199,807
264,255	#780619, 7.00%, 08/15/12	273,290
		2,304,403

	Total Mortgage-Related Securities	12,811,038

U.S. Taxable Municipal Bonds (3.37%)
300,000	Coralville, IA, 8.25%, 06/01/02	301,029
210,000	El Paso County, TX, 7.75%, 06/01/03	215,502
125,000	Fulton, MO Import Taxable Sinking Fund, 7.60%, 07/01/11	136,351
192,153	Mille Lacs Band Of Ojibwe Indians (Grand Casino) Rev. Notes, 8.00%, 06/01/04	193,354
90,000	Prairie Du Chien, WI, Redevelopment Auth., 7.60%, 04/01/05	96,043
100,000	Prairie Du Chien, WI, Redevelopment Auth., 7.63%, 04/01/06	107,962
165,000	Washington St. HSA, 7.65%, 01/01/04	174,143
	Total U.S. Taxable Municipal Bonds	1,224,384

Corporate Bonds (33.95%)
Banking and Financial Services (3.24%)
550,000	Block Financial, 8.50%, 04/15/07	590,563
250,000	GMAC, 8.88%, 06/01/10	278,125
130,000	Hubco, Inc., 7.75%, 01/15/04	129,675
165,000	Lehman Brothers MTN, 8.05%, 01/15/19	177,581
		1,175,944
Consumer Goods and Services (17.32%)
300,000	Alberto-Culver, 6.38%, 06/15/28	286,500
199,288	Continental Airlines, 7.08%, 11/01/04	201,737
700,000	Healthsouth Corp, cvt., 3.25%, 04/01/03	634,375
365,000	J.C. Penney, 7.38%, 08/15/08	273,294
445,000	J.C. Penney, 7.40%, 04/01/37	370,463
1,050,000	Olsten Corp, 7.00%, 03/15/06	1,046,063
700,000	Omnicare, 5.00%, 12/01/07	609,875
1,510,000	Pep Boys - Manny, Moe & Jack Zero Coupon, 09/20/11	928,650
1,233,000	Reebok International, 6.75%, 09/15/05	1,199,092
750,000	Tupperware, 7.25%, 10/01/06	742,500
		6,292,549
Industrial Goods and Services (8.75%)
315,000	ABC Rail Product, 10.50%, 12/31/04	181,125
145,000	AGCO Corp, 8.50%, 03/15/06	140,106
500,000	Geon Company, 6.88%, 12/15/05	501,250
975,000	Ikon Office, 6.75%, 11/01/04	911,625
277,000	IMC Global, 9.45%, 12/15/11	264,189
700,000	Millipore Corp, 7.20%, 04/01/02	703,500
590,000	Teck Corp, 3.75%, 07/15/06	479,375
		3,181,170
International (1.41%)
275,000	Naples, City of, Italy, 7.52%, 07/15/06	288,406
185,000	Nova Scotia, 8.25%, 11/15/19	225,931
		514,337
Real Estate (1.10%)
150,000	HRPT Properties, 6.88%, 08/26/02	151,125
10,000	Realty Income Sr. Notes, 8.25%, 11/15/08	249,500
		400,625
Utilities (2.13%)
500,000	Boise Cascade, 7.05%, 05/15/05	485,625
75,000	Citizens Utility Co. 6.80%, 08/15/26	72,375
200,000	Texas East Trans., 8.25%, 10/15/04	215,500
		773,500

	Total Corporate Bonds	12,338,125

Commercial Paper (4.68%)
1,700,000	Wisonsin Public Service, 5.52%***, 04/02/01	1,699,739

Mutual Funds (1.43%)
513,128	Government Assets Fund T Shares, 4.66%**	513,128
6,503	The Bank of New York Cash Reserve, 2.65%**	6,503
		519,631
	Total Investments in Securities (100.00%)
	(Cost $35,681,574) (a)	$36,339,151

	Other Assets & Liabilities (0.00%)	630

	Net Assets (100.00%)	$36,339,781

---------------
(a) Cost for federal income tax purposes is identical and differs from market value by net unrealized appreciation of securities as follows:
Unrealized Appreciation $ 963,282
Unrealized Depreciation ($ 305,705)
Net Unrealized Appreciation $ 657,577

* Principal only represents securities that entitle holders to receive only principal payments on the underlying mortgages.
The yield to maturity of principal only is sensitive to the rate of principal payments on the underlying mortgages. A slow
(rapid) rate of principal repayments may have an adverse (positive) effect on yield to maturity. The interest rate disclosed represents the yield at date of purchase.
** Rate shown is as of March 31, 2001.
*** Effective yield at date of purchase.

The Income Fund

The duration of the Income Fund is positioned slightly less than its benchmark. During the first quarter, short-term interest rates declined as the Fed became proactive about refueling the slowing economy. Currently interest rates have declined to a level that is unsustainable relative to the current level of inflation. Corporate spreads narrowed during the first quarter helping performance in the Fund. Corporate bonds are still favored now that the Fed has moved to an easing bias toward short-term interest rates. The lower rates should help ignite growth, all to the benefit of corporate bonds. The Fund remains under-weighted toward mortgage-backed securities as prepayment fears have accelerated causing them to under perform. As those fears are priced into the market, the portion allocated to mortgage-backed securities may be increased. The focus continues to be on adding securities that will further increase the yield of the portfolio.

For the year ended March 31, 2001, the Fund provided a total return of 10.73 percent*. The Fund ended the period with net assets of $111.6 million.

As of March 31, 2001, approximately 36 percent of the Fund's net assets were invested in mortgage-related securities, 19 percent in Treasuries and agencies, 39 percent in corporate bonds, 4 percent in taxable municipal securities, and 3 percent in cash and cash equivalents. The average maturity of these holdings was 7.86 years with an average credit quality of AA3**.

* Past performance is not predictive of future results. The value of shares in the Vintage Mutual Funds will fluctuate so that the shares, when redeemed, may be worth more or less than their original cost.

** The composition of the Fund's holdings is subject to change.

The performance of the Vintage Income Fund is measured against the Lehman Brothers Intermediate Government/Corporate Bond Index and the aggregate index. The Government/Corporate Bond Index is an unmanaged index generally representative of the performance of intermediate-term government and corporate bonds with maturities of 1-10 years. The aggregate index represents the performance of the overall Bond Market. The indices do not reflect the deductions of expenses associated with a mutual fund, such as investment management fees. The Fund's performance reflects the deduction of fees for these value-added services.

VINTAGE MUTUAL FUNDS, INC.
Income Fund
Schedule of Portfolio Investments
March 31, 2001

Par Value	Description	Value

U.S. Treasury Bonds (11.44%)
$3,250,000	7.50%, 11/15/16	$3,921,385
4,500,000	7.25%, 08/15/22	5,404,140
2,900,000	7.13%, 02/15/23	3,443,576
	Total U.S. Treasury Bonds	12,769,101

U.S. Treasury Notes (4.42%)
2,000,000	5.75%, 08/15/03	2,065,080
1,000,000	6.00%, 08/15/09	1,068,240
1,750,000	6.50%, 05/31/02	1,796,218
	Total U.S. Treasury Notes	4,929,538

U.S. Government Agencies (3.21%)
3,250,000	Federal National Mortgage Assoc, 7.25%, 01/15/10	3,586,115

Mortgage Related Securities (36.45%)
Collateralized Mortgage Obligations (5.79%)
2,358,129	Federal Agricultural Mortgage Corp Series CA-10011, 7.59%, 01/25/02	2,381,711
2,000,000	Federal Home Loan Mortgage Corp Series 1873 D, 7.00%, 04/15/09	2,025,780
1,000,000	Federal National Mortgage Assoc Series 1994-36 N, 6.50%, 03/25/24	983,450
718,500	Prudential Home Mortgage Securities, 7.15%, 03/25/24	725,822
341,419	Ryland Mortgage Securities Corp 1993-4 A5, 7.50%, 08/25/24	343,187
		6,459,950
Federal Home Loan Mortgage Corp Mortgage-Backed Pools (5.28%)
2,245,736	#C00896, 7.50%, 12/01/29	2,298,354
1,517,381	#C00592, 7.00%, 02/01/28	1,537,683
2,064,343	#19588, 6.50%, 12/01/28	2,063,641
		5,899,678
Federal National Mortgage Association Mortgage-Backed Pools (6.99%)
707,555	#303971, 7.50%, 07/01/16	727,055
1,555,037	#251614, 7.00%, 04/01/28	1,574,988
1,854,627	#251697, 6.50%, 05/01/28	1,852,939
1,331,147	#252334, 6.50%, 02/01/29	1,330,907
772,947	#430203, 7.00%, 06/01/28	782,864
1,497,709	#323640, 7.50%, 04/01/29	1,531,871
		7,800,624
Government National Mortgage Association Mortgage-Backed Pools (12.17%)
1,867,325	#462556, 6.50%, 02/15/28	1,868,744
1,457,126	#780584, 7.00%, 06/15/27	1,480,891
1,685,064	#780717, 7.00%, 02/15/28	1,713,542
1,132,950	#451522, 7.50%, 10/15/27	1,163,064
1,153,964	#451459, 7.50%, 09/15/27	1,184,637
1,666,997	#486760, 6.50%, 12/15/28	1,668,264
361,544	#780075, 8.00%, 03/15/25	377,007
1,056,574	#780453, 7.50%, 12/15/25	1,085,471
258,910	#21608, 7.50%, 02/20/09	267,368
1,943,156	#469699, 7.00%, 11/15/28	1,974,422
787,386	#486467, 7.00%, 08/15/28	800,055
		13,583,465
Asset Backed Securities (6.22%)
1,000,000	Bear Stearns CBO 1998-1 Class A-2A, 6.72%, 06/15/10	864,530
1,000,000	Chyps CBO Series 1999-1 Class A1, 6.47%, 02/01/11	996,880
905,961	Denver Arena Trust, 6.94%, 11/15/19	890,378
281,678	Green Tree Recreational Equipment, 6.55%, 07/15/28	288,756
458,244	Greentree 96-F Class A4, 7.30%, 01/15/28	461,522
1,071,753	IMC Home Equity Loan 1996-4 Class A4, 7.11%, 08/25/14	1,080,824
622,558	Nations Credit Grantor Trust 97-1, 6.75%, 08/15/13	642,290
1,720,844	Olympic Auto 96-D Class A5, 6.25%, 11/15/04	1,723,622
		6,948,802

	Total Mortgage-Related Securities	40,692,519

U.S. Taxable Municipal Bonds (4.20%)
1,100,000	Coralville, IA, 8.25%, 06/01/02	1,103,773
1,000,000	Detroit Michigan Building Authority, 6.60%, 07/01/03	1,034,020
1,000,000	Las Vegas NV., 7.20%, 07/01/15	1,028,880
348,207	Mille Lacs Band of Ojibwe Indians (Grand Casino) Rev. Notes, 8.00%, 06/01/04	350,383
1,200,000	University of Southern California, 5.87%, 01/01/14	1,168,404
	Total U.S. Taxable Municipal Bonds	4,685,460

Corporate Bonds (38.65%)
Banking and Financial Services (5.49%)
1,500,000	Heller Financial, 6.44%, 10/06/02	1,516,875
500,000	John Deere, 8.63%, 08/01/19	531,250
2,000,000	Lehman Brothers, 6.63%, 02/05/06	2,025,000
500,000	Northern Trust Co, 6.50%, 05/01/03	510,000
1,500,000	Paine Webber Group Inc, 6.45%, 12/01/03	1,545,000
		6,128,125
Consumer Goods and Services (15.59%)
2,000,000	Ford Motor Company, 7.13%, 11/15/25	1,890,000
1,950,000	Healthsouth Corp, cvt., 3.25%, 04/01/03	1,767,188
1,500,000	J.C. Penney & Co., 7.38%, 08/15/08	1,123,125
1,100,000	Jones Apparel, 7.50%, 06/15/04	1,116,500
1,150,000	K-Mart Corp, 12.50%, 03/01/05	1,237,688
1,000,000	MCI Communications, 8.25%, 01/20/23	977,500
2,990,000	Omnicare, 5.00%, 12/01/07	2,605,037
5,025,000	Pep Boys - Manny, Moe & Jack Zero Coupon, 09/20/11	3,090,375
1,000,000	Reebok International, 6.75%, 09/15/05	972,500
2,645,000	Tupperware, 7.25%, 10/01/06	2,618,550
		17,398,463
Governement Agency (0.64%)
700,000	Quebec Province, 6.19%, 03/10/26	720,125

Industrial Goods and Services (10.93%)
1,000,000	Comdisco, 9.50%, 08/15/03	780,000
2,000,000	Geon Company, 6.88%, 12/15/05	2,005,000
2,000,000	Halliburton, 6.75%, 02/01/27	2,075,000
1,135,000	Ikon Office, 6.75%, 11/01/04	1,061,225
245,000	Millipore Corp, 7.20%, 04/01/02	246,225
2,550,000	Olsten Corp, 7.00%, 03/15/06	2,540,437
2,000,000	Teck Corp, cvt., 3.75%, 07/15/06	1,625,000
1,870,000	WMX Technologies, 6.70%, 05/01/01	1,870,000
		12,202,887
Real Estate (5.10%)
1,250,000	Avalon Bay, 6.80%, 07/15/06	1,275,000
2,000,000	HRPT Properties Trust, 6.88%, 08/26/02	2,015,000
1,550,000	Nationwide Health Properties, 7.23%, 11/08/06	1,422,125
1,000,000	Simon Property Group, Inc., 7.13%, 02/09/09	976,250
		5,688,375
Utilities (0.90%)
1,000,000	Florida Power & Light, 6.88%, 4/01/04	1,000,000

	Total Corporate Bonds	43,137,975

Mutual Funds (2.62%)
2,916,732	Government Assets Fund T Shares, 4.66%**	2,916,732
9,910	The Bank of New York Cash Reserve, 2.65%**	9,910
		2,926,642
	Total Investments in Securities (100.99%)
	(Cost $110,645,489) (a)	$112,727,350

	Other Assets & Liabilities (-0.99%)	(1,102,402)

	Net Assets (100.00%)	$111,624,948

---------------
(a) Cost for federal income tax purposes is identical and differs from market value by net unrealized appreciation of securities as follows:
Unrealized Appreciation $ 3,300,844
Unrealized Depreciation ($ 1,218,983)
Net Unrealized Appreciation $ 2,081,861

** Rate shown is as of March 31, 2001.

The Municipal Bond Fund

The decline in interest rates and the continued reduction in the supply of municipal bonds caused prices to become extremely overvalued in the fourth quarter of last year. During the first quarter this valuation reversed somewhat, as supply picked up and spreads on municipals widened relative to Treasuries. The Fund remains shorter in average maturity relative to its benchmark, with new purchases being focused on well-structured securities that are attractively priced and offer higher relative yields. Our focus is to continue to seek opportunities to increase income to shareholders.

For the year ended March 31, 2001, the Fund provided a total return of 8.59 percent*. The Fund ended the period with net assets of $47.3 million.

As of March 31, 2001, the portfolio was widely diversified with holdings in a wide cross-section of states. The average maturity of these holdings was 6.72 years with an average credit quality of AA1**.

* Past performance is not predictive of future results. The value of shares in the Vintage Mutual Funds will fluctuate so that the shares, when redeemed, may be worth more or less than their original cost.

** The composition of the Fund's holdings is subject to change.

The performance of the Vintage Municipal Bond Fund is measured against the Merrill Lynch Intermediate Municipal Bond Index, an unmanaged index generally representative of the performance of municipal bonds with maturities of 1-20 years. The index does not reflect the deduction of expenses associated with a mutual fund, such as investment management fees. The Fund's performance reflects the deduction of fees for these value-added services.

VINTAGE MUTUAL FUNDS, INC.
Municipal Bond Fund
Schedule of Portfolio Investments
March 31, 2001

Par Value	Description	Value

Municipal Bonds (85.08%)
Delaware (1.06%)
500,000	Sussex County, DE, 4.90%, 10/15/01	503,200

Florida (2.24%)
500,000	Jacksonville, FL Water & Sewer, 5.00%, 10/01/20	532,800
500,000	State of Florida Board of Education, 5.13%, 06/01/05	528,060
		1,060,860
Idaho (1.10%)
500,000	Meridian Joint School District, #2 Idaho, 5.00%, 07/30/03	517,775

Illinois (19.61%)
1,000,000	Chicago, IL, 5.38%, 01/01/13	1,074,390
1,000,000	Cook County, IL Series B, 4.90%, 11/15/10	1,040,590
1,000,000	Illinois - Depaul University, 5.00%, 10/01/11	1,044,890
1,000,000	Illinois Health Facility-Northwestern, 6.75%, 08/15/11	1,031,850
465,000	Illinois Housing Development Authority Single Family, 6.50%, 02/01/09	487,664
1,000,000	Illinois State Sales Tax Revenue, 5.00%, 06/15/09	1,054,290
1,000,000	Illinois State Toll Highway Authority Revenue, 5.50%, 01/01/14	1,083,010
1,000,000	Macon County And Decatur Illinois Ctf Partn, 6.50%, 01/01/04	1,072,840
1,000,000	Will County, IL School District 122, 6.50%, 11/01/17	1,131,810
250,000	Winnebago County, IL School District 122, 5.75%, 06/01/01	251,063
		9,272,397
Indiana (13.90%)
1,000,000	Evansville, IN Building Authority, 5.30%, 08/01/08	1,071,040
1,000,000	Highland, IN Sch Bldg Corp, 5.25%, 07/05/14	1,016,330
500,000	Indiana Bond Bank (Elkhart Water\Sewer Refunding), 5.55%, 11/01/10	521,895
1,000,000	Indiana University Higher Ed, 6.80%, 08/01/04	1,030,950
1,000,000	Indianapolis, IN Public Transportation, 6.00%, 07/01/10	1,069,200
1,000,000	Kokomo-Center, IN School Building Corp., 6.75%, 07/15/04	1,093,640
750,000	Marion County, IN, 6.60%, 06/01/03	768,997
		6,572,052
Iowa (1.11%)
500,000	Iowa State Certificate Participation, 6.50%, 07/01/06	524,350

Kansas (2.22%)
1,000,000	Johnson County, KS, School District #233, 5.30%, 09/01/13	1,049,440

Massachusetts (2.26%)
500,000	Massachusetts Bay Transportation Authority, 5.30%, 03/01/08	539,370
500,000	Massachusetts State Port Authority, 5.50%, 07/01/15	528,505
		1,067,875
Michigan (5.64%)
500,000	Michigan State Bldg, 5.05%, 10/15/14	517,085
1,000,000	Monroe County, MI, 6.35%, 12/01/04	1,083,730
1,000,000	Wayne State University, 5.38%, 11/15/13	1,062,870
		2,663,685
Minnesota (4.38%)
1,000,000	Minneapolis, MN , Reference Series A, 5.10%, 12/01/08	1,047,680
1,000,000	Rochester, MN Healthcare Revenue Mayo Foundation Series A, 5.38%, 11/15/18	1,024,860
		2,072,540
New Jersey (1.11%)
500,000	New Jersey Wastewater Treatment Trust Series A, 4.80%, 09/01/06	526,020

Rhode Island (1.10%)
500,000	Rhode Island State, 4.90%, 06/15/04	520,275

Texas (7.84%)
500,000	Dallas, TX, Water & Sewer, 4.90%, 04/01/04	512,645
1,000,000	Pharr-San Juan-Alamo, TX. Independent School District, 5.25%, 02/01/08	1,058,560
900,000	Sam Rayburn Texas Municipal, 6.00%, 09/01/10	1,016,028
1,000,000	San Antonio, TX, 6.00%, 08/01/08	1,117,920
		3,705,153
Utah (1.13%)
500,000	Salt Lake County, UT, 5.50% 12/15/04	534,285

Virginia (2.31%)
1,000,000	Virginia Beach, VA, 5.40%, 09/01/09	1,090,990

Washington (10.92%)
1,000,000	Benton County, WA, Public Utility, 5.45%, 11/01/08	1,074,210
800,000	Grant County, WA, Public Utilities Hydro-Electric, 5.60%, 01/01/10	857,216
1,000,000	Pierce County, WA, School District #001, 6.00%, 12/01/10	1,136,660
1,000,000	Skagit County, WA, 5.35%, 12/01/09	1,056,910
1,000,000	Thurston County, WA #111, 5.00%, 12/01/10	1,035,340
		5,160,336
Wisconsin (6.61%)
500,000	Milwaukee, WI, 5.15%, 11/15/08	514,740
500,000	Sturgeon Bay, 4.90%, 01/01/06	513,035
1,000,000	Wisconsin State Government Obligation, 5.00%, 05/01/11	1,041,110
1,000,000	Wisconsin State Series A, 5.00%, 05/01/09	1,057,840
		3,126,725
Wyoming (0.54%)
250,000	Cheyenne, Wy General Obligations Unlimited, 5.45%, 12/01/01	253,835

	Total Municipal Bonds	40,221,793

Alternative Minimum Tax Paper (10.56%)
1,000,000	Alaska Student Loan, 5.63%, 07/01/07	1,048,150
500,000	Austin, TX, Airport Revenue, 5.50%, 11/15/06	533,530
300,000	Illinois Student Assistance Commission, Student Loan Revenue, Series M, 6.30%, 03/01/03	310,905
500,000	Iowa Student Loan, 5.75%, 12/01/06	520,755
1,000,000	Iowa Student Loan Liquidity Corp. Series C, 5.10%, 06/01/09	1,037,810
370,000	Massachusetts Education Loan Authority, 5.60%, 07/01/06	392,233
25,000	New Mexico Educational Assistance, 5.75%, 08/01/07	26,538
80,000	Student Loan Funding Corp., Series C, 5.50%, 12/01/01	80,754
1,000,000	Utah Bd Regents, 5.20%, 05/01/08	1,039,570
	Total Alternative Minimum Tax Paper	4,990,245

Mutual Funds (3.36%)
1,585,488	Municipal Assets I Shares, 3.09%**	1,585,488
3,931	The Bank of New York Cash Reserve, 2.65%**	3,931
		1,589,419
	Total Investments in Securities (99.00%)
	(Cost $44,935,315) (a)	$46,801,457

	Other Assets & Liabilities (1.00%)	472,250

	Net Assets (100.00%)	$47,273,707

---------------------
(a) Cost for federal income tax purposes is identical and differs from market value by net unrealized appreciation of securities as follows:
Unrealized Appreciation $1,890,806
Unrealized Depreciation ($ 24,664)
Net Unrealized Appreciation $1,866,142

** Rate shown is as of March 31, 2001.

The Vintage Equity Funds

During the first quarter of 2001, the stronger-than-expected economic slowdown led to aggressive downward revisions of expected earnings. Stock prices fell sharply under the weight of a proliferation of profit warnings from Wall Street. The most significant decline in earnings estimates occurred in the technology sector. The NASDAQ and the S&P 500 ended the quarter in bear market territory, which is defined as a decline of 20 percent or more from the previous high. At quarter end, the S& P 500 was down 24 percent from its March 2000 high. The NASDAQ was down 63.5 percent from its March 2000 high. The Dow, while only briefly falling into bear territory, felt equally painful to many investors.

The culprit behind falling stock prices has been an aggressive downward adjustment in earnings estimates. The economic slowdown has triggered enormous downward pressure on earnings expectations for 2001. For the first quarter, earnings estimates for the S&P 500 were sharply reduced from five percent growth at the beginning of the quarter to a decline of ten percent at the close of the quarter. That is quadruple the average trimming of estimates that usually occurs during a quarter. Consensus estimates now project earnings for the S&P 500 will fall by about six percent for 2001. This is the first time in nine years that estimates for S&P 500 earnings are below their year-earlier levels.

Tech was especially hard hit. The technology sector is plagued with over-capacity that will need to be worked down before this sector can return to health. Technology inventories skyrocketed during the later half of 2000 and tech orders plummeted as corporations aggressively reduced capital spending in order to shore up earnings and margins to the fullest extent possible. As a result, it seems as if analysts cannot reduce earnings estimates fast enough to keep up with the profit warnings and layoff announcements being issued by technology companies. Tech stocks are struggling to find a bottom while investors wonder if, at some point, expectations will be lowered enough to fully discount the ongoing negative news. Investor confidence should improve once technology companies start meeting dramatically reduced earnings expectations. Only then will technology stocks find a bottom and begin to anticipate the next recovery period for the industry.

After such a painful period of declining stock prices, the big question is when will the stock market find a bottom? Of course, no one can really accurately predict to the day when the next market rally will begin. Our sense is that the market may have already-or is currently in the process of-forming a bottom. How long this process will take is open to question. However, it is most likely too late to sell stocks considering the significant damage that has been done to stock prices already. In our view, the steep downdraft in the market has already or is close to running its course. Should the second half revive, earnings too should revive (though a return to a double-digit growth pace is not likely). Indeed, there are a variety of factors that suggest a better stock market may be ahead.

The hallmark of the first quarter was an aggressive Federal Reserve as it fought to contain a possible recession. It has lowered short-term interest rates four times since the beginning of the new year. The fed funds rate is roughly 2/3rds its peak of 6.5 percent first reached in May 2000. Historically, the stock market has rallied when the Fed is cutting interest rates. Though perhaps the worst is not yet over, following its aggressive cuts, the stock market seems to have taken on a pronounced change of sentiment. Our research staff reports the same sentiment change on the part of many of the firms that we follow.

Relative valuation also tends to favor stocks. Compared to bonds, the stock market now looks attractive. The decline in stocks relative to bonds has now reached one of the most extreme levels of the last 40 years. Most importantly, stocks have markedly outperformed bonds in the year after periods of extreme divergence between bonds and stocks. Previous periods of large divergences occurred during the 1974 and 1982 recessions, the 1987 stock market crash, and the 1998 Pacific Rim economic crisis. All of these periods were associated with very attractive buying opportunities for stocks.

Absolute valuations have also improved. The S&P 500 currently trades at a price-to-earnings (P/E) multiple of 19.6 based on trailing twelve-month earnings. This is down significantly from its peak P/E of 31.0 in early 2000. Based on forward 2002 estimated earnings, the S&P 500 currently trades at 17.5 times earnings. This is certainly a more attractive level, particularly if inflation remains relatively low and interest rates continue to move lower.

Even sentiment may have turned positive. Typically, the percentage of investors who are bearish rises substantially at major market bottoms. This may have occurred in late March, 2001 and is a contrary indicator that suggests selling pressures have been washed out of the market. Encouragingly, bearish sentiment was strong at the quarter just ended. The media does not usually focus on negative news until the stock market has already discounted most of the bad news.

On balance, we believe the positives will ultimately outweigh the negatives. Our outlook is for the economy to begin a recovery in the second-half of the year as the combined effect of lower interest rates, lower energy bills, mortgage refinancings and lower taxes begin to take hold. We still believe a classically defined recession (two consecutive quarters of negative GDP growth) will be avoided. During the next several months, stocks will most likely be volatile and could continue to suffer further losses from profit warnings and increased pessimism on the part of investors. However, we believe stocks are in oversold territory and that the current downturn is close to running its course. Stocks should begin to improve after further interest rate cuts and a slowing in the downward momentum of earnings revisions. This will most likely happen at about the same time that stocks begin to anticipate a better tone for the economy. If history is a guide, stocks should rise before the actual signs of economic improvement are widely recognized.

The Vintage Balanced Fund

The Balanced Fund maintains its heavier allocation in equities after having lightened up all through 2000. Although with hindsight this allocation may have been early, equity valuations are currently more compelling and earnings expectations are more realistic than at any time in recent years. As the overall market plunged in the early months of 2001, the Fund had a few winners. Winners included Worldcom, Lowe's, Microsoft and AOL. On the other hand, tech stocks such as Corning, Cisco, Vitesse, Northern Telecom and JDS Uniphase were particularly hard hit and clearly reflect a struggling market.

The overweight positioning in equities was not based on market timing. Rather with the Fed in a neutral or easing mode, the markets were set to respond positively at some indeterminate time. This positioning should ultimately support better long-term performance of the Fund as the markets rebound. The premise is that most of the return during any resurgence will occur in short bursts-none of which are predictable-and positions must be established early to capture these bursts. Fed easing should also work to stop the current economic slowdown; and battered investor confidence may begin to improve as these cross currents unfold, adding support to stock prices.

Looking ahead, holdings in consumer cyclical stocks with such firms as Harley-Davidson, Lowe's and Target reflect a revival theme. Advertising dependent firms such as AOL, Viacom and Omnicom also ultimately benefit from re-acceleration and reflect this same theme. In the meantime, over-weightings in Health Care firms like Amgen, Bristol Myers and Pfizer should add a stabilizing influence. The allocation to technology stocks remains market weighted, awaiting improved psychology before more aggressive Fund positioning-even as this sector is largely oversold.

The duration of the fixed portion of the Fund is positioned slightly less than its benchmark. During the first quarter, short-term interest rates declined as the Fed became proactive about refueling the slowing economy. Currently, interest rates have declined to a level that is unsustainable relative to the current level of inflation. Corporate spreads narrowed during the first quarter helping performance in the Fund. Corporate bonds are still favored now that the Fed has moved to an easing bias. The Fund remains under-weighted in mortgage-backed securities as prepayment fears have accelerated causing them to under-perform. However, we are looking to add to our position now that those fears are being priced into the market. Looking ahead, the focus will be on adding securities that further increase the yield of the portfolio and add to the continued positive price performance.

For the year ended March 31, 2001, the Fund experienced a total return of -15.39 percent*. The Fund ended the period with net assets of $68.1 million.

As of March 31, 2001, approximately 34 percent of the Fund's net assets were invested in fixed income securities and 66 percent in stocks. The top five equity holdings in the equity portfolio were: United Technologies (2.69 percent of the Fund's net assets), IBM (2.12 percent), Lowe's (1.97 percent) Fannie Mae (1.87 percent), and Target (1.80 percent). The fixed income portion of the portfolio was invested in a variety of Treasuries and agencies, corporate bonds, taxable municipal bonds, and mortgage-related securities. The average credit quality was AA3**.

* Past performance is not predictive of future results. The value of shares in the Vintage Mutual Funds will fluctuate so that the shares, when redeemed, may be worth more or less than their original cost.

** The composition of the Fund's holdings is subject to change.

The performance of the Vintage Balanced Fund is measured against a composite of the S&P 500 Index, an unmanaged index generally representative of the performance of the U.S. stock market, and the Lehman Brothers Intermediate Government/Corporate Bond Index, an unmanaged index generally considered to be representative of the performance of government and corporate bonds with maturities of 1-10 years. In the composite, each index is given a 50% weighting. The two indices do not reflect the deduction of expenses associated with a mutual fund, such as investment management fees. The Fund's performance reflects the deduction of fees for these value-added services.

VINTAGE MUTUAL FUNDS, INC.
Balanced Fund
Schedule of Portfolio Investments
March 31, 2001

Shares/
Par Value	Description	Value

US Treasury Bonds (2.81%)
$600,000	7.50%, 11/15/16	$723,948
1,000,000	7.13%, 02/15/23	1,187,440
	Total U.S. Treasury Bonds	1,911,388

U.S. Treasury Notes (1.14%)
500,000	6.00%, 08/15/04	523,430
250,000	5.63%, 12/31/02	255,740
	Total U.S. Treasury Notes	779,170

U.S. Government Agency (1.58%)
250,000	Federal Home Loan Mortgage Corp, 5.00%, 01/15/04	251,465
750,000	Federal National Mortgage Assoc, 7.25%, 01/15/10	827,565
	Total U.S. Government Agency	1,079,030

Mortgage Related Securities (12.63%)
Collateralized Mortgage Obligations (0.44%)
100,000	Federal Home Loan Mortgage Corp, Series 1610 Class PM, 6.25%, 04/15/22	101,644
104,609	Federal National Mortgage Assoc, 1992-46 Class J, 5.00%, 01/25/07	104,090
21,424	Federal National Mortgage Assoc, 1994-85 Class E, 6.00%, 11/25/06	21,438
98,579	Salomon Bros. Mortgage Sec. VII, 1995-1 Class PO, 10.54%***, 02/25/25	72,148
		299,320
Federal Home Loan Mortgage Corp. Mortgage-Backed Pools (3.39%)
449,147	#C00896, 7.50%, 12/01/29	459,671
379,345	#C00592, 7.00%, 02/01/28	384,421
507,939	#17281, 6.50%, 11/02/28	507,766
516,086	#19588, 6.50%, 12/01/28	515,910
429,797	#E20252, 7.00%, 07/01/11	441,638
		2,309,406
Federal National Mortgage Assoc. Mortgage-Backed Pools (3.40%)
91,293	#251286, 7.00%, 11/01/27	92,536
463,657	#251697, 6.50%, 05/01/28	463,235
443,716	#252334, 6.50%, 02/01/29	443,636
488,383	#323640, 7.50%, 04/01/29	499,523
476,446	#428865, 7.00%, 06/01/28	482,558
329,739	#430203, 7.00%, 06/01/28	333,970
		2,315,458
Government National Mortgage Assoc. Mortgage-Backed Pools (5.07%)
466,831	#462556, 6.50%, 02/15/28	467,186
364,283	#780584, 7.00%, 06/15/27	370,224
283,237	#451522, 7.50%, 10/15/27	290,766
130,373	#376218, 7.50%, 08/15/25	133,943
93,246	#412334, 7.00%, 10/15/27	94,731
416,749	#486760, 6.50%, 12/15/28	417,066
174,077	#780075, 8.00%, 03/15/25	181,522
452,817	#780453, 7.50%, 12/15/25	465,202
132,128	#780619, 7.00%, 08/15/12	136,645
485,789	#469699, 7.00%, 11/15/28	493,605
393,693	#486467, 7.00%, 08/15/28	400,027
		3,450,917
Asset Backed Securities (0.33%)
129,102	Green Tree Recreational Equipment, 6.55%, 07/15/28	132,347
93,477	UCFC Home Equity Loan, 7.48%, 03/15/20	94,661
		227,008

	Total Mortgage-Related Securities	8,602,109

U.S. Taxable Municipal Bonds (2.41%)
205,000	Berry Creek, CO, 6.65%, 12/01/01	207,546
350,000	Coralville, IA, 8.25%, 06/01/02	351,200
195,000	Fulton, MO Golf Course, 7.60%, 07/01/11	212,708
120,045	Mille Lacs Band Of Ojibwe Indians, 8.00%, 06/01/04	120,796
200,000	New Orleans, LA Hsg. Dev., 8.00%, 12/01/03	206,182
250,000	Portland, OR Multifamily Hsg., 7.63%, 12/01/01	253,863
300,000	University of Southern California, 5.87%, 01/01/14	292,101
	Total U.S. Taxable Municipal Bonds	1,644,396

Corporate Bonds (14.59%)
Banking and Financial Services (1.83%)
460,000	Hubco, Inc, 7.75%, 01/15/04	458,850
250,000	Lehman Bros. MTN, 8.05%, 01/15/19	269,063
500,000	Paine Webber Group Inc, 6.45%, 12/01/03	515,000
		1,242,913
Consumer Goods and Services (6.83%)
500,000	Ford Motor Company, 7.13%, 11/15/25	472,500
550,000	Healthsouth Corp, cvt., 3.25%, 04/01/03	498,437
500,000	J.C. Penney & Co., 6.13%, 11/15/03	450,625
400,000	Jones Apparel, 7.50%, 06/15/04	406,000
350,000	K Mart Corp, 12.50%, 3/01/05	376,688
1,000,000	Omnicare, 5.00%, 12/01/07	871,250
1,600,000	Pep Boys - Manny, Moe & Jack Zero Coupon, 09/20/11	984,000
100,000	Reebok International, 6.75%, 09/15/05	97,250
500,000	Tupperware, 7.25%, 10/01/06	495,000
		4,651,750
Government Agency (0.45%)
300,000	Quebec Province, 6.19%, 03/10/26	308,625

Industrial Goods and Services (3.25%)
500,000	Cummins Engine, 6.75%, 02/15/27	461,875
500,000	Ikon Office, 6.75%, 11/01/04	467,500
800,000	Olsten Corp, 7.00%, 03/15/06	797,000
600,000	Teck Corp, cvt., 3.75%, 07/15/06	487,500
		2,213,875
International (0.27%)
150,000	Nova Scotia, 8.25%, 11/15/19	183,187

Real Estate (1.96%)
500,000	Avalon Bay, 6.80%, 07/15/06	510,000
500,000	HRPT Properties Trust, 6.88%, 08/26/02	503,750
350,000	Nationwide Health Properties, 7.23%, 11/08/06	321,125
		1,334,875

	Total Corporate Bonds	9,935,225

Common Stocks (65.56%)
Advertising (1.34%)
11,000	Omnicom Group	911,680

Banking (2.78%)
23,400	Bank Of New York	1,152,216
15,000	Wells Fargo	742,050
		1,894,266
Broadcasting (1.60%)
20,000	Clear Channel Communications*	1,089,000

Computer Hardware (4.53%)
45,000	Cisco Systems*	711,562
15,000	EMC*	441,000
15,000	IBM	1,442,700
32,000	Sun Microsystems*	491,840
		3,087,102
Computer-Software & Peripherals (1.61%)
20,000	Microsoft*	1,093,750

Consumer Goods & Services (1.69%)
17,000	Kimberly-Clark	1,153,110

Containers & Packaging (1.53%)
20,000	Avery Dennison	1,040,400

Diversified (2.04%)
15,000	Corning	310,350
25,000	Tyco International	1,080,750
		1,391,100
Electrical & Electronic (2.16%)
24,000	General Electric	1,004,640
24,000	General Motors H	468,000
		1,472,640
Entertainment (2.74%)
30,000	AOL Time Warner*	1,204,500
15,000	Viacom Class B*	659,550
		1,864,050
Financial Services (8.95%)
26,666	Citigroup	1,199,437
16,000	Fannie Mae	1,273,600
30,000	Fleetboston Financial	1,132,500
25,000	JP Morgan Chase	1,122,500
18,000	Morgan Stanley Dean Witter	963,000
15,000	Stilwell Financial	402,300
		6,093,337
Industrial Goods & Services (2.69%)
25,000	United Technologies	1,832,500

Insurance (1.62%)
13,710	American International Group	1,103,655

Internet Related (0.47%)
30,000	Exodus Communications*	322,500

Leisure (1.11%)
20,000	Harley Davidson	759,000

Medical Equipment & Supplies (2.33%)
20,000	Guidant*	899,800
15,000	Medtronic	686,100
		1,585,900
Medical - Hospital Management & Services (1.27%)
10,000	Express Scripts*	866,800

Oil & Gas Exploration Products & Services (1.18%)
12,300	El Paso Energy	803,190

Optical Supplies (0.54%)
20,000	JDS Uniphase*	368,750

Pharmaceuticals (8.33%)
20,800	Abbott Laboratories	981,552
20,000	American Home Products	1,175,000
20,000	Amgen*	1,203,750
20,000	Bristol-Myers Squibb	1,188,000
27,500	Pfizer	1,126,125
		5,674,427
Resorts and Entertainment (1.42%)
35,000	Carnival Cruise Lines	968,450

Retail - General Merchandise (2.91%)
34,000	Target	1,226,720
15,000	Walmart	757,500
		1,984,220
Retail - Specialty Stores (5.75%)
20,000	Home Depot	862,000
25,000	Linens 'N Things*	687,500
23,000	Lowe's	1,344,350
25,000	Walgreen	1,020,000
		3,913,850
Semiconductors (1.81%)
36,000	Intel	947,250
12,000	Vitesse Semiconductor*	285,750
		1,233,000
Technology (0.96%)
21,000	Texas Instruments	650,580

Telecommunications-Services and Equipment (2.20%)
40,000	Nortel Networks	562,000
50,000	Worldcom*	934,375
		1,496,375

	Total Common Stocks	44,653,632

Mutual Funds (0.90%)
596,279	Government Assets Fund T Shares, 4.66%**	596,279
16,356	The Bank of New York Cash Reserve, 2.65%**	16,356
		612,635

	Total Investments in Securities (101.62%)
	(Cost $66,935,412) (a)	$69,217,585

	Other Assets & Liabilities (-1.62%)	(1,103,504)

	Net Assets (100.00%)	$68,114,081
---------------
(a) Cost for federal income tax purposes is identical and differs from market value by net unrealized appreciation of securities as follows:
Unrealized Appreciation $ 9,179,250
Unrealized Depreciation ($6,897,077)
Net Unrealized Appreciation $ 2,282,173

* Represents non-income producing securities.
** Rate shown is as of March 31, 2001.
*** Principal only represents securities that entitle holders to receive only principal payments on the underlying mortgages.
The yield to maturity of principal only is sensitive to the rate of principal payments on the underlying mortgages. A slow
(rapid) rate of principal repayments may have an adverse (positive) effect on yield to maturity. The interest rate disclosed represents the yield at date of purchase.

The Vintage Equity Fund

Returns for the quarter were below normal expectations in recent months. Overweight sector holdings in Financials and Healthcare contributed to performance, but couldn't make up the Tech swoon where stocks such as ADC Telecom, Cisco and EMC suffered even though sector holdings were underweight. It must be noted that some tech and telecom holdings such IBM and Worldcom actually were up and contributed positive performance recently. Also retail stocks such as Target and Walmart did relatively well; these holdings will be emphasized during the second quarter and forward. Most stocks are much more reasonably priced at this time, from a valuation standpoint, after recent price drops.

The Fund has been positioned to capture a resumption of U.S. economic growth following the recent sharp deceleration. Even though many remain skeptical that Fed easing will lead to a recovering economy-earlier many thought Fed tightening would not slow the economy-our economically sensitive positioning should lead to out-performance, just as last year's defensive posture led to better relative performance as the market turned bearish.

Recent additions include selected tech, such as EDS and JDS Uniphase, due to current valuations. With the prospect for more Fed easing-and with income tax cuts on the horizon- the overweight in Financials, with favorites such as Morgan Stanley and Citigroup, should continue to perform well. Also, retail holdings may appreciate along with Healthcare, such as Baxter and American Home, because of better earnings prospects.

For the year ended March 31, 2001, Equity Fund "S" Shares experienced a total return of -22.98 percent*.

As of March 31, 2001, the portfolio was fully invested and widely diversified. The top five holdings were: Pfizer (3.95% of the Fund's net assets), Baxter International (3.64%), American Home Products (3.55%), Federal Home Loan Mortgage Corp. (3.13%) and Amgen (3.05%)**.

* Past performance is not predictive of future results. The value of shares in the Vintage Mutual Funds will fluctuate so that the shares, when redeemed, may be worth more or less than their original cost.

** The composition of the Fund's holdings is subject to change.

The performance of the Vintage Equity Fund is measured against the S&P 500 Index, an unmanaged index generally representative of the performance of the U.S. stock market. The index does not reflect the deduction of expenses associated with a mutual fund, such as investment management fees. The Fund's performance reflects the deduction of fees for these value-added services.

VINTAGE MUTUAL FUNDS, INC.
Equity Fund
Schedule of Portfolio Investments
March 31, 2001

Shares	Description	Value

Common Stocks (99.25%)
Banking (4.05%)
220,000	Bank of New York	$10,832,800
120,000	Wells Fargo	5,936,400
		16,769,200
Biotechnology (5.19%)
210,000	Amgen*	12,639,375
140,000	Biogen*	8,863,750
		21,503,125
Broadcasting (2.10%)
160,000	Clear Channel Communications*	8,712,000

Chemicals (1.29%)
120,000	Praxair	5,358,000

Computer Hardware (6.07%)
350,000	Cisco Systems*	5,534,375
150,000	EMC*	4,410,000
110,000	IBM	10,579,800
300,000	Sun Microsystems*	4,611,000
		25,135,175
Computer - Software and Peripherals (3.25%)
250,000	Citrix Systems*	5,281,250
150,000	Microsoft*	8,203,125
		13,484,375
Diversified (5.10%)
120,000	Minnesota Mining and Manufacturing	12,468,000
200,000	Tyco International	8,646,000
		21,114,000
Electrical & Electronic (4.72%)
300,000	General Electric	12,558,000
360,000	General Motors H	7,020,000
		19,578,000
Entertainment (5.05%)
225,000	AOL Time Warner*	9,033,750
200,000	Disney	5,720,000
140,000	Viacom Class B*	6,155,800
		20,909,550
Financial Services (17.61%)
100,000	Bear Stearns	4,574,000
200,000	Citigroup	8,996,000
150,000	Fannie Mae	11,940,000
200,000	Federal Home Loan Mortgage	12,966,000
160,000	Fleetboston Financial	6,040,000
200,000	JP Morgan Chase	8,980,000
140,000	Lehman Brothers	8,778,000
200,000	Morgan Stanley Dean Witter	10,700,000
		72,974,000
Health Care Products and Services (3.64%)
160,000	Baxter International	15,062,400

Insurance (2.53%)
130,000	American International Group	10,465,000

Medical Equipment & Supplies (2.17%)
200,000	Guidant*	8,998,000

Oil & Gas Exploration Products & Services (6.13%)
120,000	Anadarko Petroleum	7,533,600
140,000	Apache	8,065,400
150,000	El Paso Energy	9,795,000
		25,394,000
Pharmaceuticals (7.50%)
250,000	American Home Products	14,687,500
400,000	Pfizer	16,380,000
		31,067,500
Retail - General Merchandise (5.91%)
150,000	Costco Wholesale	5,887,500
320,000	Target	11,545,600
140,000	Walmart	7,070,000
		24,503,100
Retail - Specialty Stores (4.46%)
150,000	CVS Corp.	8,773,500
225,000	Home Depot	9,697,500
		18,471,000
Semiconductors (3.92%)
250,000	Intel	6,578,125
170,000	Vitesse Semiconductor*	4,048,125
160,000	Xilinx*	5,620,000
		16,246,250
Technology (1.49%)
200,000	Texas Instruments	6,196,000

Telecommunications - Services and Equipment (7.07%)
180,000	ADC Telecommunications*	1,700,000
180,000	Nortel Networks	4,215,000
180,000	Qwest Communications*	7,010,000
180,000	Verizon	8,874,000
400,000	Worldcom*	7,475,000
		29,274,000

	Total Common Stocks	411,214,675

Mutual Funds (0.53%)
2,123,740	Government Assets Fund T Shares, 4.66%**	2,123,740
59,275	The Bank of New York Cash Reserve, 2.65%**	59,275
		2,183,015

	Total Investments in Securities (99.78%)
	(Cost $310,136,550) (a)	$413,397,690

	Other Assets & Liabilities (0.22%)	918,170

	Net Assets (100.00%)	$414,315,860

---------------
(a) Cost for federal income tax purposes is identical and differs from market value by net unrealized appreciation of securities as follows:
Unrealized Appreciation $ 128,763,082
Unrealized Depreciation ($ 25,501,942)
Net Unrealized Appreciation $ 103,261,140

* Represents non-income producing securities.
** Rate shown is as of March 31, 2001.

The Vintage Aggressive Growth Fund*

The Fund is positioned to benefit from an improvement in the economy with a double weight versus the S&P 500 in consumer cyclical stocks (retailers:Costco, Target, Walmart and Lowe's) and an overweight in money management and investment banking companies(Citigroup, JPMorgan, Morgan Stanley, Lehman Bros. and Stilwell Financial). The Fund also continues to maintain a large weighting in healthcare, where innovation is expected to generate greater profitability. Major Fund holdings in healthcare include the biotech (Amgen, Genentech and Cerus), generic pharma (Barr Labs and Mylan Labs), specialty pharma (King Pharmaceutical and Teva Pharmaceutical), and medical technology (Abiomed and Guidant Corp.) areas. In the energy sector (Ensco International, Seitel and Weatherford), the tight supply/demand situation should dominate this year and thus oil service and utilities (Duke Energy and TXU) should perform well in 2001.

While the past year has been very rough for Techs, the Fund is building its position in this sector emphasizing semiconductors such as Micron Technology and Alpha Industries, which may lead as technology fundamentals improve. The recent worst performers in Tech included Solectron, Sun Micro and Cisco, while bio-tech firms such as Sepracor also under-performed. Tech favorites include Intel, NETIQ, Texas Instruments and Vitesse.

It should be noted the capitalization mix of the Fund has gradually included the addition of mid-cap names, such as SPX, Andrx Group and Amphenol, with mid-caps now claiming over half the Fund's holdings due to better prospects in that area.

For the year ended March 31, 2001, the Fund experienced a total return of -32.83 percent**. The Fund ended the period with net assets of $105.2 million.

As of March 31, 2001, the Fund's top five holdings were: JP Morgan Chase (3.84% of the Fund's net assets), The Bank of New York (3.74%), Lowe's (3.18%), Amgen (3.15%) and Weatherford International (3.05%)***.

* Small-cap companies typically carry additional risk since smaller companies generally have a higher risk of failure and, by definition are not as well-established as blue-chip companies. Historically, small-company stocks have experienced a greater degree of market volatility than stocks on average.

** Past performance is not predictive of future results. The value of shares in the Vintage Mutual Funds will fluctuate so that the shares, when redeemed, may be worth more or less than their original cost.

*** The composition of the Fund's holdings is subject to change.

The performance of the Vintage Aggressive Growth Fund is measured against the S&P 500 Stock Index, the NASDAQ Composite Index and the S&P Mid Cap 400 Stock Index, which represent the performance of the stock market as a whole, small-capitalization stocks and small- to mid-sized companies respectively. The indices are unmanaged and do not reflect the deduction of expenses associated with a mutual fund, such as investment management fees. The Fund's performance reflects the deduction of fees for these value-added services

VINTAGE MUTUAL FUNDS, INC.
Aggressive Growth Fund
Schedule of Portfolio Investments
March 31, 2001

Shares	Description	Value

Common Stocks (96.12%)
Banking (3.74%)
80,000	Bank of New York	$3,939,200

Biotechnology (7.52%)
55,000	Amgen*	3,310,312
20,500	Cerus*	904,562
57,500	Diversa*	869,688
10,000	Genentech*	505,000
14,000	Inhale Therapeutic*	299,250
42,500	Pozen*	340,000
52,500	Sepracor*	1,680,000
		7,908,812
Broadcasting (1.55%)
30,000	Clear Channel Communications*	1,633,500

Capital Goods (1.01%)
6,500	Intermagnetics General*	157,625
10,000	SPX Corp.*	907,600
		1,065,225
Computer Hardware (3.87%)
75,000	Cisco Systems*	1,185,937
60,000	Dell Computer*	1,541,250
87,500	Sun Microsystems*	1,344,875
		4,072,062
Computer - Software and Peripherals (2.01%)
100,000	Citrix Systems*	2,112,500

Electrical & Electronic (1.26%)
70,000	Solectron*	1,330,700

Energy (2.71%)
20,000	Baker Hughes	726,200
60,000	Mirant*	2,130,000
		2,856,200
Financial Services (14.20%)
66,666	Citigroup	2,998,637
40,000	Fleetboston Financial	1,510,000
90,000	JP Morgan Chase	4,041,000
40,000	Lehman Brothers	2,508,000
40,000	Morgan Stanley Dean Witter	2,140,000
65,200	Stilwell Financial	1,748,664
		14,946,301
Health Care Products and Services (5.70%)
13,000	Baxter International	1,223,820
93,600	Edwards Lifesciences*	1,834,560
100,500	Healthsouth*	1,295,445
295,000	WebMD*	1,640,937
		5,994,762
Insurance (1.38%)
20,000	Chubb	1,448,800

Internet Related (0.43%)
70,000	Vignette*	450,625

Medical Equipment & Supplies (2.57%)
60,000	Guidant*	2,699,400

Medical - Hospital Management & Services (1.24%)
15,000	Express Scripts*	1,300,200

Networking Products (0.12%)
10,000	New Focus*	125,100

Oil & Gas Exploration Products & Services (5.72%)
23,200	Devon Energy	1,350,240
10,000	Ensco International	350,000
60,000	Seitel*	1,116,000
65,000	Weatherford International*	3,207,750
		6,023,990
Pharmaceuticals (8.72%)
35,000	Alpharma	1,145,900
30,000	American Home Products	1,762,500
10,000	Andrx Group*	490,000
27,500	Barr Laboratories*	1,572,175
40,000	King Pharmaceuticals*	1,630,000
20,000	Mylan Laboratories	517,000
9,500	Taro Pharmaceutical Industries*	416,219
30,000	Teva Pharmaceutical Industries*	1,638,750
		9,172,544
Retail - General Merchandise (9.76%)
80,000	Costco Wholesale	3,140,000
135,200	Dollar General	2,763,488
65,000	Target	2,345,200
40,000	Walmart	2,020,000
		10,268,688
Retail - Specialty Stores (3.18%)
57,300	Lowe's	3,349,185

Semiconductors (5.96%)
45,000	Alpha Industries*	708,750
75,000	Intel	1,973,437
55,000	Micron Technology*	2,284,150
55,000	Vitesse Semiconductor*	1,309,688
		6,276,025
Storage (0.61%)
85,000	JNI Corp.*	637,500

Technology (5.37%)
45,500	Abiomed*	716,625
60,000	Amphenol*	1,890,000
20,000	Analog Devices*	724,800
9,600	Avnet	196,800
15,000	Brocade Communications*	313,350
40,000	Speechworks International*	262,500
50,000	Texas Instruments	1,549,000
		5,653,075
Technology - Software (0.93%)
35,000	NetIQ Corp.*	660,625
40,000	Signalsoft*	315,000
		975,625
Telecommunications Services & Equipment (3.76%)
85,000	DMC Stratex Networks*	705,500
10,000	Qwest Communications*	350,500
155,000	Worldcom*	2,896,563
		3,952,563
Utilities (2.80%)
40,000	Duke Energy	1,709,600
30,000	Texas Utilities	1,239,600
		2,949,200

	Total Common Stocks	101,141,782

Limited Partnerships (1.37%)
	BlueStream Ventures, L.P.*** (1.79 percent of Partnership's Net Assets)	1,442,942

Mutual Funds (2.94%)
3,072,733	Government Assets Fund T Shares, 4.66%**	3,072,733
21,024	The Bank of New York Cash Reserve, 2.65%**	21,024
		3,093,757

	Total Investments in Securities (100.43%)
	(Cost $120,576,860) (a)	$105,678,481

	Other Assets & Liabilities (-0.43%)	(453,794)

	Net Assets (100.00%)	$105,224,687

---------------
(a) Cost for federal income tax purposes is identical and differs from market value by net unrealized depreciation of securities as follows:
Unrealized Appreciation $ 8,559,584
Unrealized Depreciation ($23,476,158)
Net Unrealized Depreciation ($14,916,574)

* Represents non-income producing securities.
** Rate shown is as of March 31, 2001.
*** This is an illiquid security which is not actively traded. The sale of this security is restricted. Because there is no quoted market value for this security, it is valued by the investment adviser with Board of Director approval.

The Vintage Technology Fund*

The Technology Fund under-performed the NASDAQ for the quarter by approximately 25 percent. The under-performance can be attributed primarily to the style of the Fund, which takes significant positions in smaller next generation technology companies that typically carry a higher beta than more traditional technology stocks, and thus increases the risk and relative downside in the current unfriendly market environment. Not surprisingly, our best performing stocks were the more traditional holdings, such as Worldcom, Compaq, Micron, and Applied Materials. Our worst performers included names such as Brocade Communications, Ariba, Applied Micro Circuits, and WebMethods.

Over the past quarter, the Fund was overweight in semiconductors as the sector may lead the technology market out of a cyclical downturn. Although current trends in semiconductor fundamentals are not encouraging, forward looking data are turning positive, such as reductions in capacity, low relative price to sales ratios, and diversified exposure to end markets that have already turned positive such as the automobile industry. The Fund is also overweight the biotechnology sector due to its less relative exposure to the slowing economy, as well as attractive future product pipelines, and an anticipated increase in investment spending on genomics research.

Software may be added during the current valuation contraction as current corporate spending patterns favor high return on investment. The Fund will remain less exposed to computer and communications markets as these are the areas that experienced the most pronounced overspending in the last cyclical upturn and the length of time necessary to burn off the excesses such as inventories is more difficult to determine.

We believe the current poor economic and fundamental reality is more than reflected in technology stock prices. Furthermore, the liquidity that is currently being pumped into the economy should promote stabilization by the second half of the year, making today an opportune time to look over the valley of declining economic growth and deterioration of near-term fundamentals to economic recovery. With the expected improvement in investor psychology and the confidence that coincides with improved visibility into the recovery, cyclical sectors of the economy, including technology, should begin to outperform the market.

For the period from the Technology Fund's October 16, 2000 inception through March 31, 2001, the Fund experienced a total return of -68.60 percent**. The Fund ended the Period with net assets of $2.6 million.

As of March 31, 2001, the Fund's top five holdings were: Cisco Systems (3.65% of the Fund's net assets), Texas Instruments (3.33%), Sepracor (3.20%), Brocade Communications (3.13%) and Juniper Networks (2.91%)***.

* The Technology Fund may invest in a way that is non-diversified under the Investment Company Act of 1940 definition. It may hold larger positions in a smaller number of stocks than a diversified fund. As a result, a single stock's increase or decrease in value may have a significant impact on the Technology Fund's value.

** Past performance is not predictive of future results. The value of shares in the Vintage Mutual Funds will fluctuate so that the shares, when redeemed, may be worth more or less than their original cost.

*** The composition of the Fund's holdings is subject to change.

The performance of the Vintage Technology Fund is measured against the NASDAQ Composite Index, an index heavily weighted with technology stocks. The index is unmanaged and does not reflect the deduction of expenses associated with a mutual fund, such as investment management fees. The Fund's performance reflects the deduction of fees for these value-added services.

VINTAGE MUTUAL FUNDS, INC.
Technology Fund
Schedule of Portfolio Investments
March 31, 2001

Shares	Description	Value

Common Stocks (96.27%)
Biotechnology (13.72%)
1,060	Amgen*	$63,799
1,100	Aurora Biosciences*	19,663
1,000	Curagen*	23,437
3,000	Diversa*	45,375
1,000	Gilead Sciences*	32,500
1,200	Inhale Therapeutic*	25,650
3,500	Pozen*	28,000
2,000	Regeneration Technologies*	21,500
2,600	Sepracor*	83,200
2,000	Third Wave Technologies*	14,000
357,124
Computer Hardware (8.53%)
6,000	Cisco Systems*	94,875
1,000	Compaq	18,200
2,400	EMC*	70,560
2,500	Sun Microsystems*	38,425
222,060
Computer - Software and Peripherals (6.23%)
1,500	Agile Software*	16,523
3,500	Citrix Systems*	73,938
2,000	Oracle*	29,960
900	Veritas Software*	41,616
162,037
Communication Equipment & Systems (1.51%)
1,000	Stanford Microdevices*	6,344
1,000	Teradyne*	33,000
39,344
Diversified (1.75%)
2,200	Corning	45,518

Electrical & Electronic (0.88%)
1,200	Solectron*	22,812

Energy (1.64%)
1,500	Capstone Turbine*	42,563

Health Care Products and Services (1.71%)
8,000	WebMD*	44,500

Internet Related (5.65%)
1,200	Ariba*	9,487
750	Checkpoint Software Technologies*	35,625
962	Verisign*	34,091
5,545	Vignette*	35,696
1,537	WebMethods*	32,085
146,984
Optical Supplies (1.59%)
2,250	JDS Uniphase*	41,484

Semiconductors (21.90%)
1,500	Alpha Industries*	23,625
1,000	Applied Materials*	43,500
1,275	Broadcom*	36,847
2,500	Intersil Holdings*	46,094
2,400	Marvell Technology Group*	28,950
1,800	Micron Technology*	74,754
1,000	Novellus Systems*	40,563
1,500	PMC-Sierra*	38,100
2,600	Powerwave Technologies*	35,425
450	QLogic*	10,125
1,500	Rambus*	30,900
1,950	Sandisk*	39,731
1,500	STMicroelectronics*	51,255
1,500	Triquint Semiconductor*	22,219
2,000	Vitesse Semiconductor*	47,625
569,713
Storage (0.63%)
2,200	JNI Corp.*	16,500

Technology (14.45%)
2,000	Abiomed*	31,500
2,000	Analog Devices*	72,480
2,300	Applied Micro Circuits*	37,950
3,900	Brocade Communications*	81,471
1,300	Gemstar-TV Guide International*	37,375
1,200	McData*	27,206
2,800	Texas Instruments	86,744
4,250	Versata*	1,195
375,921
Technology - Software (1.16%)
3,000	Interwoven*	30,187

Telecommunications Services & Equipment (14.92%)
1,600	Avenex*	16,912
1,320	Ciena*	54,945
3,642	DMC Stratex Networks*	30,229
9,629	Ericsson Telephone*	53,862
1,994	Juniper Networks*	75,692
1,200	QUALCOM*	67,950
3,500	Sonus Networks*	69,836
1,000	Worldcom*	18,688
388,114

Total Common Stocks	2,504,861

Mutual Funds (6.13%)
152,734	Government Assets Fund T Shares, 4.66%**	152,734
6,825	The Bank of New York Cash Reserve, 2.65%**	6,825
159,559

Total Investments in Securities (102.40%)
(Cost $5,324,170) (a)	$2,664,420

Other Assets & Liabilities (-2.40%)	(62,405)

Net Assets (100.00%)	$2,602,015

---------------
(a) Cost for federal income tax purposes of $5,482,214 differs from market value by net unrealized depreciation of securities as follows:
Unrealized Appreciation $ 5,713
Unrealized Depreciation ($2,823,507)
Net Unrealized Depreciation ($2,817,794)

* Represents non-income producing securities.
** Rate shown is as of March 31, 2001.

VINTAGE MUTUAL FUNDS, INC.
STATEMENTS OF ASSETS AND LIABILITIES
March 31, 2001
Government	Liquid	Municipal	Limited
Assets	Assets	Assets	Term Bond	Bond
Fund	Fund	Fund	Fund	Fund
ASSETS:
Investments, at value	$55,614,031	$113,827,731	$34,236,192	$48,506,506	$36,339,151
Repurchase agreements	115,503,232	35,225,916	-----	-----	-----
Total Investments (Cost $171,117,263; $149,053,647;
$34,236,192; $48,185,525; $35,681,574;
$110,645,489; $44,935,315; $66,935,412;
$310,136,550; $120,576,860; $5,324,170)
Total Investments	171,117,263	149,053,647	34,236,192	48,506,506	36,339,151
Interest and dividends receivable	531,378	1,440,421	251,625	768,858	501,944
Receivable from brokers for investments sold	-----	-----	1,700,361	-----	-----
Receivable for capital shares issued	-----	-----	-----	7,099	1,293,028
Due from adviser	-----	-----	-----	-----	-----
Total Assets	171,648,641	150,494,068	36,188,178	49,282,463	38,134,123
LIABILITIES:
Dividends payable	690,450	604,399	87,403	227,234	173,366
Payable to brokers for investments purchased	-----	-----	290,878	1,252,288	1,570,657
Payable for capital shares redeemed	-----	-----	-----	3,299	15,835
Accrued expenses and other payables:
Investment advisory fees	51,896	44,059	11,253	20,558	16,300
Administration fees	31,138	26,436	6,752	10,690	7,706
Accounting fees	4,448	3,777	965	1,233	889
Distribution fees	-----	77,187	783	-----	-----
Servicing fees	-----	66,135	3,442	-----	-----
Other	32,726	32,967	140	13,113	9,589
Total Liabilities	810,658	854,960	401,616	1,528,415	1,794,342
NET ASSETS:	170,837,983	149,639,108	35,786,562	47,754,048	36,339,781
Paid-in capital	170,827,259	149,639,108	35,786,562	48,279,978	35,713,690
Accumulated undistributed (distributions in excess of)
net investment income	15,591	-----	-----	(148,892)	5,786
Net unrealized appreciation (depreciation) on investments	-----	-----	-----	320,981	657,577
Accumulated undistributed net realized losses
on investment transactions	(4,867)	-----	-----	(698,019)	(37,272)
Net Assets	$170,837,983	$149,639,108	$35,786,562	$47,754,048	$36,339,781
Capital Shares Outstanding	4,805,907	3,643,664
Net asset value--offering and redemption price per share	$9.94	$9.97

Pricing of S Shares
Net assets applicable to S Shares outstanding	$77,848,943	$2,403,495
Shares outstanding, $.001 par value	77,848,943	2,403,495
Net asset value--offering and redemption price per share	$1.00	$1.00

Pricing of S2 Shares
Net assets applicable to S2 Shares outstanding	$9,138,700
Shares outstanding, $.001 par value	9,138,700
Net asset value--offering and redemption price per share	$1.00

Pricing of T Shares
Net assets applicable to T Shares outstanding	$170,837,983	$30,589,897	$6,053,553
Shares outstanding, $.001 par value	170,854,350	30,589,897	6,053,553
Net asset value--offering and redemption price per share	$1.00	$1.00	$1.00

Pricing of I Shares
Net assets applicable to I Shares outstanding	$32,061,568	$27,329,514
Shares outstanding, $.001 par value	32,061,568	27,329,514
Net asset value--offering and redemption price per share	$1.00	$1.00

VINTAGE MUTUAL FUNDS, INC.
STATEMENTS OF ASSETS AND LIABILITIES
March 31, 2001
Municipal	Agressive
Income	Bond	Balanced	Equity	Growth	Technology
Fund	Fund	Fund	Fund	Fund	Fund
ASSETS:
Investments, at value	$112,727,350	$46,801,457	$69,217,585	$413,397,690	$105,678,481	$2,664,420
Repurchase agreements	-----	-----	-----	-----	-----	-----
Total Investments (Cost $171,117,263; $149,053,647;
$34,236,192; $48,185,525; $35,681,574;
$110,645,489; $44,935,315; $66,935,412;
$310,136,550; $120,576,860; $5,324,170)
Total Investments	112,727,350	46,801,457	69,217,585	413,397,690	105,678,481	2,664,420
Interest and dividends receivable	1,435,276	675,492	323,038	160,055	54,693	618
Receivable from brokers for investments sold	-----	-----	-----	1,593,747	-----	-----
Receivable for capital shares issued	34,453	-----	67,029	451,543	203,590	2,764
Due from adviser	-----	-----	-----	-----	-----	12,852
Total Assets	114,197,079	47,476,949	69,607,652	415,603,035	105,936,764	2,680,654
LIABILITIES:
Dividends payable	542,700	151,093	338,242	-----	-----	-----
Payable to brokers for investments purchased	1,923,274	-----	454,003	388,250	544,430	66,483
Payable for capital shares redeemed	10,264	-----	617,560	339,151	21,617	5
Accrued expenses and other payables:
Investment advisory fees	57,952	20,111	45,004	273,100	87,795	-----
Administration fees	25,112	10,458	15,601	94,675	24,028	-----
Accounting fees	2,898	1,207	1,800	10,924	2,772	-----
Distribution fees	-----	-----	-----	-----	-----	-----
Servicing fees	-----	-----	-----	50,899	-----	-----
Other	9,931	20,373	21,361	130,176	31,435	12,151
Total Liabilities	2,572,131	203,242	1,493,571	1,287,175	712,077	78,639
NET ASSETS:	111,624,948	47,273,707	68,114,081	414,315,860	105,224,687	2,602,015

Paid-in capital	112,909,950	45,607,775	66,315,928	316,675,074	124,516,489	6,741,911
Accumulated undistributed (distributions in excess of)
net investment income	(337,680)	5,069	1,795	-----	42,699	-----
Net unrealized appreciation (depreciation) on investments	2,081,861	1,866,142	2,282,173	103,261,140	(14,916,574)	(2,530,482)
Accumulated undistributed net realized losses
on investment transactions	(3,029,183)	(205,279)	(485,815)	(5,620,354)	(4,417,927)	(1,609,414)
Net Assets	$111,624,948	$47,273,707	$68,114,081	$414,315,860	$105,224,687	$2,602,015
Capital Shares Outstanding	11,156,153	4,424,995	5,322,828	9,537,302	828,455
Net asset value--offering and redemption price per share	$10.01	$10.68	$12.80	$11.03	$3.14

Pricing of S Shares
Net assets applicable to S Shares outstanding	$232,216,621
Shares outstanding, $.001 par value	14,128,469
Net asset value--offering and redemption price per share	$16.44

Pricing of S2 Shares
Net assets applicable to S2 Shares outstanding
Shares outstanding, $.001 par value
Net asset value--offering and redemption price per share

Pricing of T Shares
Net assets applicable to T Shares outstanding	$182,099,239
Shares outstanding, $.001 par value	10,994,772
Net asset value--offering and redemption price per share	$16.56

Pricing of I Shares
Net assets applicable to I Shares outstanding
Shares outstanding, $.001 par value
Net asset value--offering and redemption price per share

VINTAGE MUTUAL FUNDS, INC.
Statements of Operations
For the Year Ended March 31, 2001
Government	Liquid	Municipal	Limited
Assets	Assets	Assets	Term Bond	Bond	Income
Fund	Fund	Fund	Fund	Fund	Fund
INVESTMENT INCOME:
Interest income	$10,925,104	$10,023,845	$1,582,766	$3,224,595	$2,239,391	$7,867,810
Dividend income
Total Income	10,925,104	10,023,845	1,582,766	3,224,595	2,239,391	7,867,810

EXPENSES: (Note 4)
Investment advisory fees	697,554	540,476	133,986	252,030	167,753	665,742
Administration fees	366,216	324,286	80,391	131,055	79,301	288,488
Distribution and shareholder service fees S Shares	-----	546,617	15,925	-----	-----	-----
Distribution and shareholder service fees S2 Shares	-----	36,814	-----	-----	-----	-----
Distribution and shareholder service fees T Shares	-----	45,598	9,736	-----	-----	-----
Custody fees	19,299	49,634	12,062	8,853	5,884	9,945
Accounting fees	52,317	46,326	11,484	15,122	9,150	33,288
Legal fees	6,363	5,703	1,408	1,825	1,018	3,878
Audit fees	14,781	14,156	5,604	6,543	5,649	10,317
Directors' fees	15,072	14,828	3,206	4,631	2,547	8,797
Transfer agent fees	72,539	56,115	16,297	30,765	19,428	28,048
Registration and filing fees	10,835	14,766	4,606	1,354	1,595	1,654
Printing fees	10,474	10,772	2,823	3,276	1,880	6,676
Other	2,380	15,507	2,958	973	10,038	928
Total Expenses	1,267,830	1,721,598	300,486	456,427	304,243	1,057,761
Less: Expenses voluntarily reduced/waived	(87,194)	-----	-----	-----	-----	-----
Net Expenses	1,180,636	1,721,598	300,486	456,427	304,243	1,057,761
Net Investment Income (Loss)	9,744,468	8,302,247	1,282,280	2,768,168	1,935,148	6,810,049

REALIZED/UNREALIZED GAINS (LOSSES) FROM
INVESTMENTS:
Net realized gains (losses) from investment transactions	-----	-----	-----	158,006	25,744	(617,374)
Net change in unrealized appreciation (depreciation)
from investments	-----	-----	-----	1,406,031	1,385,552	5,141,281
Net realized and unrealized gains (losses) from investments	-----	-----	-----	1,564,037	1,411,296	4,523,907
Change in net assets resulting from operations	$9,744,468	$8,302,247	$1,282,280	$4,332,205	$3,346,444	$11,333,956

VINTAGE MUTUAL FUNDS, INC.
Statements of Operations
For the Year Ended March 31, 2001
Municipal	Aggressive
Bond	Balanced	Equity	Growth	Technology*
Fund	Fund	Fund	Fund	Fund
INVESTMENT INCOME:
Interest income	$2,314,533	$2,303,875	$116,338	$333,936	$7,734
Dividend income	398,342	5,140,345	601,537	548
Total Income	2,314,533	2,702,217	5,256,683	935,473	8,282

EXPENSES: (Note 4)
Investment advisory fees	236,001	642,031	4,012,020	1,327,657	21,511
Administration fees	122,721	222,570	1,390,831	363,358	4,474
Distribution and shareholder service fees S Shares	-----	-----	741,587	-----	-----
Distribution and shareholder service fees S2 Shares	-----	-----	-----	-----	-----
Distribution and shareholder service fees T Shares	-----	-----	-----	-----	-----
Custody fees	5,101	9,297	30,830	13,408	3,313
Accounting fees	14,160	25,682	160,484	41,927	516
Legal fees	1,674	2,728	20,000	4,832	1,046
Audit fees	6,309	6,056	41,731	12,107	981
Directors' fees	4,264	5,258	57,777	11,663	107
Transfer agent fees	10,236	38,550	292,786	62,596	13,167
Registration and filing fees	1,979	3,239	15,393	5,939	962
Printing fees	3,044	4,214	33,791	7,872	53
Other	1,000	2,440	30,561	20,870	725
Total Expenses	406,489	962,065	6,827,791	1,872,229	46,855
Less: Expenses voluntarily reduced/waived	-----	-----	-----	-----	(16,739)
Net Expenses	406,489	962,065	6,827,791	1,872,229	30,116
Net Investment Income (Loss)	1,908,044	1,740,152	(1,571,108)	(936,756)	(21,834)

REALIZED/UNREALIZED GAINS (LOSSES) FROM
INVESTMENTS:
Net realized gains (losses) from investment transactions	(28,343)	459,502	(5,620,354)	(2,597,881)	(1,480,146)
Net change in unrealized appreciation (depreciation)
from investments	2,018,373	(15,569,002)	(116,386,031)	(45,976,073)	(2,659,750)
Net realized and unrealized gains (losses) from investments	1,990,030	(15,109,500)	(122,006,385)	(48,573,954)	(4,139,896)
Change in net assets resulting from operations	$3,898,074	($13,369,348)	($123,577,493)	($49,510,710)	($4,161,730)

* Period from October 16, 2000 (commencement of operations) to March 31, 2001
VINTAGE MUTUAL FUNDS, INC.
STATEMENTS OF CHANGES IN NET ASSETS

Government Assets Fund	Liquid Assets Fund	Municipal Assets Fund
Year	Year	Year	Year	Year	Year
Ended	Ended	Ended	Ended	Ended	Ended
March 31, 2001	March 31, 2000	March 31, 2001	March 31, 2000	March 31, 2001	March 31, 2000
OPERATIONS:
Net investment income (loss)	$9,744,468	$8,324,671	$8,302,247	$7,626,088	$1,282,280	$1,177,158
Net realized gains/(losses) from investment
transactions	------	------	------	------	------	------
Net change in unrealized appreciation/(depreciation)
from investments	------	------	------	------	------	------
Change in net assets resulting from
operations	9,744,468	8,324,671	8,302,247	7,626,088	1,282,280	1,177,158

DISTRIBUTIONS TO SHAREHOLDERS:
From net investment income
Capital Shares	------	------	------	------	------	------
S Shares	------	------	(4,313,652)	(3,717,166)	(123,053)	(178,816)
S2 Shares	------	------	(496,272)	(460,850)	------	------
T Shares	(9,744,322)	(8,324,671)	(1,716,533)	(1,772,881)	(211,633)	(316,022)
I Shares	------	------	(1,775,790)	(1,675,191)	(947,594)	(682,320)
From net realized gains
Capital Shares	------	------	------	------	------	------
S Shares	------	------	------	------	------	------
T Shares	------	------	------	------	------	------
Change in net assets from shareholder
distributions	(9,744,322)	(8,324,671)	(8,302,247)	(7,626,088)	(1,282,280)	(1,177,158)

CAPITAL SHARE TRANSACTIONS:
Issued:
Capital Shares	------	------	------	------	------	------
S Shares	------	------	493,456,607	538,419,394	18,200,744	39,086,068
S2 Shares	------	------	105,085,174	111,866,302	------	------
T Shares	1,044,862,456	846,450,296	107,572,367	182,194,113	12,926,906	32,180,360
I Shares	------	------	151,358,406	199,538,337	90,904,978	88,123,275
Reinvestments:
Capital Shares	------	------	------	------	------	------
S Shares	------	------	62,373	32	19,283	5,130
S2 Shares	------	------	31,562	16,925	------	------
T Shares	1,928,957	1,845,143	392,359	371,495	32,966	27,067
I Shares	------	------	677,621	431,555	3,881	6,053
Redemptions:
Capital Shares	------	------	------	------	------	------
S Shares	------	------	(507,372,822)	(524,059,287)	(23,186,674)	(39,615,509)
S2 Shares	------	------	(104,617,221)	(111,495,909)	------	------
T Shares	(1,046,764,394)	(827,490,745)	(108,993,787)	(184,619,833)	(18,231,891)	(35,830,952)
I Shares	------	------	(158,292,229)	(178,403,349)	(89,703,693)	(84,409,622)
Change in net assets from capital transactions	27,019	20,804,694	(20,639,590)	34,259,775	(9,033,500)	(428,130)
Change in net assets	27,165	20,804,694	(20,639,590)	34,259,775	(9,033,500)	(428,130)

NET ASSETS:
Beginning of year	170,810,818	150,006,124	170,278,698	136,018,923	44,820,062	45,248,192
End of year	$170,837,983	$170,810,818	$149,639,108	$170,278,698	$35,786,562	$44,820,062

SHARE TRANSACTIONS:
Issued:
Capital Shares	------	------	------	------	------	------
S Shares	------	------	493,456,607	538,419,394	18,200,744	39,086,068
S2 Shares	------	------	105,085,174	111,866,302	------	------
T Shares	1,044,862,456	846,450,296	107,572,367	182,194,113	12,926,906	32,180,360
I Shares	------	------	151,358,406	199,538,337	90,904,978	88,123,275
Reinvestments:
Capital Shares	------	------	------	------	------	------
S Shares	------	------	62,373	32	19,283	5,130
S2 Shares	------	------	31,562	16,925	-----	-----
T Shares	1,928,957	1,845,143	392,359	371,495	32,966	27,067
I Shares	------	------	677,621	431,555	3,881	6,053
Redemptions:
Capital Shares	------	------	------	------	------	------
S Shares	------	------	(507,372,822)	(524,059,287)	(23,186,674)	(39,615,509)
S2 Shares	------	------	(104,617,221)	(111,495,909)	------	------
T Shares	(1,046,764,394)	(827,490,745)	(108,993,787)	(184,619,833)	(18,231,891)	(35,830,952)
I Shares	------	------	(158,292,229)	(178,403,349)	(89,703,693)	(84,409,622)
Change In Shares	27,019	20,804,694	(20,639,590)	34,259,775	(9,033,500)	(428,130)
VINTAGE MUTUAL FUNDS, INC.
STATEMENTS OF CHANGES IN NET ASSETS

Limited Term Bond Fund	Bond Fund	Income Fund	Municipal Bond Fund
Year	Year	Year	Year	Year	Year	Year	Year
Ended	Ended	Ended	Ended	Ended	Ended	Ended	Ended
March 31, 2001	March 31, 2000	March 31, 2001	March 31, 2000	March 31, 2001	March 31, 2000	March 31, 2001	March 31, 2000
OPERATIONS:
Net investment income (loss)	$2,768,168	$2,726,552	$1,935,148	$1,560,796	$6,810,049	$6,186,757	$1,908,044	$1,963,241
Net realized gains/(losses) from investment
transactions	158,006	(687,447)	25,744	(56,854)	(617,374)	(626,345)	(28,343)	(176,936)
Net change in unrealized appreciation/(depreciation)
from investments	1,406,031	(1,319,310)	1,385,552	(876,730)	5,141,281	(3,247,808)	2,018,373	(1,735,187)
Change in net assets resulting from
operations	4,332,205	719,795	3,346,444	627,212	11,333,956	2,312,604	3,898,074	51,118

DISTRIBUTIONS TO SHAREHOLDERS:
From net investment income
Capital Shares	(2,760,656)	(2,726,552)	(1,929,362)	(1,560,796)	(6,792,037)	(6,186,757)	(1,902,975)	(1,963,241)
S Shares	------	------	------	------	------	------	------	------
S2 Shares	------	------	------	------	------	------	------	------
T Shares	------	------	------	------	------	------	------	------
I Shares	------	------	------	------	------	------	------	------
From net realized gains
Capital Shares	------	------	------	(1,197)	------	------	------	(148,801)
S Shares	------	------	------	------	------	------	------	------
T Shares	------	------	------	------	------	------	------	------
Change in net assets from shareholder
distributions	(2,760,656)	(2,726,552)	(1,929,362)	(1,561,993)	(6,792,037)	(6,186,757)	(1,902,975)	(2,112,042)

CAPITAL SHARE TRANSACTIONS:
Issued:
Capital Shares	10,281,505	15,410,324	15,534,324	15,103,396	22,305,309	35,519,204	6,365,266	12,207,058
S Shares	------	------	------	------	------	------	------	------
S2 Shares	------	------	------	------	------	------	------	------
T Shares	------	------	------	------	------	------	------	------
I Shares	------	------	------	------	------	------	------	------
Reinvestments:
Capital Shares	1,316,170	1,748,538	849,784	898,397	635,920	767,426	217,727	274,138
S Shares	------	------	------	------	------	------	------	------
S2 Shares	------	------	------	------	------	------	------	------
T Shares	------	------	------	------	------	------	------	------
I Shares	------	------	------	------	------	------	------	------
Redemptions:
Capital Shares	(17,922,384)	(18,650,112)	(8,800,556)	(9,711,365)	(25,344,433)	(23,266,819)	(9,920,637)	(11,754,113)
S Shares	------	------	------	------	------	------	------	------
S2 Shares	------	------	------	------	------	------	------	------
T Shares	------	------	------	------	------	------	------	------
I Shares	------	------	------	------	------	------	------	------
Change in net assets from capital transactions	(6,324,709)	(1,491,250)	7,583,552	6,290,428	(2,403,204)	13,019,811	(3,337,644)	727,083
Change in net assets	(4,753,160)	(3,498,007)	9,000,634	5,355,647	2,138,715	9,145,658	(1,342,545)	(1,333,841)

NET ASSETS:
Beginning of year	52,507,208	56,005,215	27,339,147	21,983,500	109,486,233	100,340,575	48,616,252	49,950,093
End of year	$47,754,048	$52,507,208	$36,339,781	$27,339,147	$111,624,948	$109,486,233	$47,273,707	$48,616,252

SHARE TRANSACTIONS:
Issued:
Capital Shares	1,054,561	1,572,816	1,592,569	1,565,299	2,292,076	3,656,216	616,757	1,180,486
S Shares	------	------	------	------	------	------	------	------
S2 Shares	------	------	------	------	------	------	------	------
T Shares	------	------	------	------	------	------	------	------
I Shares	------	------	------	------	------	------	------	------
Reinvestments:
Capital Shares	135,632	178,632	87,897	93,513	65,651	79,146	20,981	26,472
S Shares	------	------	------	------	------	------	------	------
S2 Shares	------	------	------	------	------	------	------	------
T Shares	------	------	------	------	------	------	------	------
I Shares	------	------	------	------	------	------	------	------
Redemptions:
Capital Shares	(1,837,154)	(1,896,841)	(904,550)	(1,015,918)	(2,591,746)	(2,400,241)	(958,655)	(1,142,051)
S Shares	------	------	------	------	------	------	------	------
S2 Shares	------	------	------	------	------	------	------	------
T Shares	------	------	------	------	------	------	------	------
I Shares	------	------	------	------	------	------	------	------
Change In Shares	(646,961)	(145,393)	775,916	642,894	(234,019)	1,335,121	(320,917)	64,907

VINTAGE MUTUAL FUNDS, INC.
STATEMENTS OF CHANGES IN NET ASSETS

Balanced Fund	Equity Fund	Aggressive Growth Fund	Technology Fund
Year	Year	Year	Year	Year	Year	Period
Ended	Ended	Ended	Ended	Ended	Ended	Ended
March 31, 2001	March 31, 2000	March 31, 2001	March 31, 2000	March 31, 2001	March 31, 2000	March 31, 2001*
OPERATIONS:
Net investment income (loss)	$1,740,152	$1,627,589	($1,571,108)	($1,026,536)	($936,756)	($904,083)	($21,834)
Net realized gains/(losses) from investment
transactions	459,502	11,038,633	(5,620,354)	87,314,278	(2,597,881)	38,047,044	(1,480,146)
Net change in unrealized appreciation/(depreciation)
from investments	(15,569,002)	829,043	(116,386,031)	8,564,972	(45,976,073)	3,313,722	(2,659,750)
Change in net assets resulting from
operations	(13,369,348)	13,495,265	(123,577,493)	94,852,714	(49,510,710)	40,456,683	(4,161,730)

DISTRIBUTIONS TO SHAREHOLDERS:
From net investment income
Capital Shares	(1,737,732)	(1,627,589)	------	------	------	------	------
S Shares	------	------	------	------	------	------	------
S2 Shares	------	------	------	------	------	------	------
T Shares	------	------	------	------	------	------	------
I Shares	------	------	------	------	------	------	------
From net realized gains
Capital Shares	(5,720,786)	(8,381,080)	------	------	(26,861,029)	(18,489,048)	------
S Shares	------	------	(23,665,186)	(43,929,332)	------	------	------
T Shares	------	------	(19,560,822)	(38,814,887)	------	------	------
Change in net assets from shareholder
distributions	(7,458,518)	(10,008,669)	(43,226,008)	(82,744,219)	(26,861,029)	(18,489,048)	0

CAPITAL SHARE TRANSACTIONS:
Issued:
Capital Shares	13,722,990	24,251,204	------	------	108,374,058	67,283,603	7,022,795
S Shares	------	------	143,738,261	94,744,150	------	------	------
S2 Shares	------	------	------	------	------	------	------
T Shares	------	------	51,513,873	59,037,865	------	------	------
I Shares	------	------	------	------	------	------	------
Reinvestments:
Capital Shares	7,019,428	10,137,234	------	------	12,159,972	8,377,091	------
S Shares	------	------	22,953,202	42,158,486	------	------	------
S2 Shares	------	------	------	------	------	------	------
T Shares	------	------	4,926,514	11,202,725	------	------	------
I Shares	------	------	------	------	------	------	------
Redemptions:
Capital Shares	(28,488,263)	(26,611,358)	------	------	(98,236,377)	(59,881,586)	(259,050)
S Shares	------	------	(166,449,014)	(71,933,641)	------	------	------
S2 Shares	------	------	------	------	------	------	------
T Shares	------	------	(60,394,662)	(96,497,623)	------	------	------
I Shares	------	------	------	------	------	------	------
Change in net assets from capital transactions	(7,745,845)	7,777,080	(3,711,826)	38,711,962	22,297,653	15,779,108	6,763,745
Change in net assets	(28,573,711)	11,263,676	(170,515,327)	50,820,457	(54,074,086)	37,746,743	2,602,015

NET ASSETS:
Beginning of year	96,687,792	85,424,116	584,831,187	534,010,730	159,298,773	121,552,030	------
End of year	$68,114,081	$96,687,792	$414,315,860	$584,831,187	$105,224,687	$159,298,773	$2,602,015

SHARE TRANSACTIONS:
Issued:
Capital Shares	886,689	1,508,292	------	------	6,768,726	3,629,932	882,694
S Shares	------	------	6,765,427	4,075,596	------	------	------
S2 Shares	------	------	------	------	------	------	------
T Shares	------	------	2,501,159	2,558,091	------	------	------
I Shares	------	------	------	------	------	------	------
Reinvestments:
Capital Shares	480,018	645,953	------	------	878,609	481,444	------
S Shares	------	------	1,151,687	1,919,780	------	------	------
S2 Shares	------	------	------	------	------	------	------
T Shares	------	------	245,466	508,291	------	------	------
I Shares	------	------	------	------	------	------	------
Redemptions:
Capital Shares	(1,875,067)	(1,659,823)	------	------	(5,886,370)	(3,229,283)	(54,239)
S Shares	------	------	(7,751,353)	(3,105,795)	------	------	------
S2 Shares	------	------	------	------	------	------	------
T Shares	------	------	(2,861,496)	(4,182,033)	------	------	------
I Shares	------	------	------	------	------	------	------
Change In Shares	(508,360)	494,422	50,890	1,773,930	1,760,965	882,093	828,455

* Period from October 16, 2000 (commencement of operations) to March 31, 2001

1. Organization:

IMG Mutual Funds, Inc. was incorporated on November 16, 1994 and capitalized on May 1, 1995. IMG Mutual Funds, Inc. was renamed Vintage Mutual Funds, Inc.,(the "Fund"), in February 1998. The Fund is registered under the Investment Company Act of 1940 (the "1940 Act"), as amended, as a diversified open-end management investment company issuing its shares in eleven series, each with distinct investment objectives and policies. The Fund offers ten series representing diversified portfolios and one series (the Vintage Technology Fund) representing a non-diversified portfolio. The Government Assets Fund's investment objective is to seek current income consistent with maintaining liquidity and stability of principal by investing exclusively in short-term U.S. Treasury bills, notes and other short-term obligations issued or guaranteed by the U.S. Government or its agencies or instrumentalities, and repurchase agreements with respect thereto. The investment objective of the Liquid Assets Fund is maximum current income consistent with safety of principal and maintenance of liquidity. The investment objective of the Municipal Assets Fund is maximum current income exempt from federal income tax, consistent with safety of principal and maintenance of liquidity. The investment objective of the Vintage Limited Term Bond Fund is to seek total return from a portfolio of limited term fixed income securities. The Vintage Limited Term Bond Fund invests primarily in a diversified portfolio of fixed income securities including certain types of fixed income securities that may exhibit greater volatility. The Vintage Bond Fund's investment objective is to obtain income by investing in a portfolio of fixed income securities and, secondarily, to seek capital appreciation consistent with the preservation of capital and prudent investment risk. The Vintage Bond Fund will invest at least 65 percent of its total assets in High-Quality Fixed Income Securities at all times. The investment objective of the Vintage Income Fund is to seek current income, consistent with the preservation of capital. The Vintage Income Fund invests primarily in fixed income securities. The investment objective of the Vintage Municipal Bond Fund is to seek current income, consistent with the preservation of capital, that is exempt from federal income taxes. The Vintage Municipal Bond Fund invests primarily in a diversified portfolio of tax-exempt fixed income securities. The investment objective of the Vintage Balanced Fund is to seek long-term growth of capital and income. The Vintage Balanced Fund invests primarily in a diversified portfolio of equity securities and fixed income securities. The investment objective of the Vintage Equity Fund is long-term capital appreciation. The Vintage Equity Fund invests primarily in a diversified portfolio of equity securities of mainly large capitalization companies with strong earnings potential. The investment objective of the Vintage Aggressive Growth Fund is long-term capital growth. The Vintage Aggressive Growth Fund invests primarily in common stocks and other equity-type securities of small, medium and large capitalized companies that exhibit a strong potential for price appreciation relative to other equity securities. The investment objective of the Vintage Technology Fund is long-term capital growth. The Vintage Technology Fund invests primarily in common stocks and other equity-type securities that the Adviser believes will benefit significantly from technological advances or improvements without regard to market capitalization.

Liquid Assets Fund and Municipal Assets Fund offer four and three classes of shares, respectively. S Shares are offered to customers of banks. S Shares are normally offered through financial institutions providing automatic "sweep" investment programs to their own customers. T Shares may be purchased only by financial institutions acting on their own behalf or on behalf of certain customers' accounts. I Shares may be purchased by individual and institutional investors directly from the Fund's Distributor. Liquid Assets Fund also offers S2 Shares through financial institutions providing automatic "sweep" investment programs to their own customers. All classes of shares accrue daily dividends in the same manner except each class bears separate distribution and/or shareholder servicing fees.

The Vintage Equity Fund offers two classes of shares. T Shares of the Vintage Equity Fund are offered solely to fiduciary accounts of AMCORE Investment Group, N. A., over which AMCORE Investment Group, N. A., exercises investment discretion. The Vintage Equity Fund also offers S Shares which accrue daily dividends in the same manner as T Shares except each class bears separate distribution and/or shareholder administrative servicing fees.

Each class of shares has equal rights to earnings, assets, and voting privileges except each class bears different distribution expenses. Each class of shares has exclusive voting rights on matters affecting only that class. Income, expenses (other than expenses attributable to a specific class), and realized and unrealized gains or losses on investments are allocated to each class of shares based upon its relative net assets.

2. Significant Accounting Policies:

The following is a summary of significant accounting policies followed by the Fund in the preparation of the financial statements. The policies are in conformity with accounting principles generally accepted in the United States of America. The preparation of financial statements requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increase and decrease in net assets from operations during the period. Actual results could differ from those estimates.

Securities Valuation

Investments of the Government Assets Fund, the Liquid Assets Fund and the Municipal Assets Fund (the "money market funds") are valued at amortized cost, which approximates market value. Under the amortized cost method of valuation, discount or premium is amortized on a constant basis to the maturity of the security. In addition, the money market funds may not (a) purchase any instrument with a remaining maturity greater than 397 days unless such investment is subject to a demand feature, or (b) maintain a dollar-weighted-average portfolio maturity which exceeds 90 days.

Investments in common and preferred stocks, commercial paper, corporate bonds, municipal bonds, U.S. Government securities and U.S. Government agency securities of the Vintage Limited Term Bond Fund, the Vintage Bond Fund, the Vintage Income Fund, the Vintage Municipal Bond Fund, the Vintage Balanced Fund, the Vintage Equity Fund, the Vintage Aggressive Growth Fund, and the Vintage Technology Fund (collectively the "variable net asset funds") are valued at their market values determined on the basis of the latest available bid quotation in the principal market (closing sales prices if the principal market is an exchange) in which such securities are normally traded. Fixed income securities held in the variable net asset funds are valued on the basis of valuations furnished by a pricing service that utilizes electronic data processing techniques to determine valuations for normal institutional sized trading units of fixed income securities without regard to sale or bid prices when such valuations are believed to more accurately reflect the fair market value of such institutional securities. Otherwise sale or bid prices are used. Fixed income securities having maturities of 60 days or less are valued by the amortized cost method. Investments in investment companies are valued at their respective net asset values as reported by such companies. Securities, including restricted securities, for which market quotations are not readily available, are valued at fair market value as determined in good faith by the investment adviser under the supervision of the Fund's Board of Directors. The difference between the cost and market values of investments held by the variable net asset funds is reflected as either unrealized appreciation or depreciation.

Security Transactions and Related Income

Security transactions are accounted for on the date the security is purchased or sold ("trade date"). Interest income is recognized on the accrual basis. Original issue discounts and premiums on securities purchased are amortized over the expected life of the respective securities. Dividends are recorded on the ex-dividend date. Gains or losses realized on sales of securities are determined on the identified cost basis.

Repurchase Agreements

The Funds may engage in repurchase agreements with financial institutions such as banks, brokers, or dealers that the investment advisor, Investors Management Group, ("IMG"), deems creditworthy under guidelines approved by the Fund's Board of Directors, subject to the seller's agreement to repurchase such securities at a mutually agreed-upon date and price. An independent custodian must receive delivery of the underlying securities. The market value of these securities (including accrued interest) on acquisition date is required to be an amount equal to 102% of the resale price, and will not be less than 100% of the resale price over the term of the agreement. The repurchase price generally equals the price paid plus interest negotiated on the basis of current short-term rates, which may be more or less than the rate on the underlying portfolio securities. The seller, under an agreement to repurchase, is required to maintain, with the Fund's custodian, the value of collateral held pursuant to the agreement at not less than the repurchase price (including accrued interest). Securities subject to repurchase agreements are held by the Fund's custodian, another qualified custodian or in the Federal Reserve/Treasury book-entry system.

Loan Certificates

The Liquid Assets Fund may invest in FmHA Guaranteed Loan Certificates which represent interests in the guaranteed portion of Farmer's Home Administration ("FmHA") loans issued by one or more guaranteed loan trusts subject to repurchase on no more than five business days' written notice. The Loan Certificates are diversified through limitations on certificates sold by any one individual bank.

Trust Certificates

The Liquid Assets Fund may invest in U. S. Government Guaranteed Student Loans (the Trust) which represent interests in student loans sold by certain Iowa banks subject to repurchase on no more than seven days' written notice. The Trust and the Trust Certificates are diversified through a limitation on certificates sold by any individual bank. Each individual bank may not sell more than five percent of the outstanding Trust Certificates.

Limited Partnerships

The Aggressive Growth Fund has committed to invest $5,000,000 in BlueStream Ventures, L.P., a venture capital limited partnership. At March 31, 2001, the Fund had invested $1,500,000. Direct investments are recorded when capital contributions are made. This is an illiquid security which is not actively traded. The sale of this security is restricted. Because there is no quoted market value for this security, it is valued by the Fund's Adviser and approved by the Fund's Board of Directors.

Securities Purchased on a When-Issued of Delayed-Delivery Basis

Each fund may purchase securities on a when-issued or delayed-delivery basis. When-issued securities are securities purchased with delivery to occur at a later date at a stated price and/or yield, thereby involving the risk that the price and/or yield obtained may be more or less than those available in the market when delivery takes place. At the time a Fund makes commitment to purchase a security on a when-issued basis, the Fund records the transaction and reflects the value of the security in determining net asset value. A segregated account is established and the Fund maintains cash and marketable securities at least equal in value to commitments for when-issued securities.

Dividends to Shareholders

Dividends from net investment income are declared daily and paid monthly for the Government Assets Fund, the Liquid Assets Fund and the Municipal Assets Fund. Dividends from net investment income are declared and paid monthly for the Vintage Limited Term Bond Fund, the Vintage Bond Fund, the Vintage Income Fund and the Vintage Municipal Bond Fund. Dividends from net investment income are declared and paid quarterly for the Vintage Balanced Fund, the Vintage Equity Fund, the Vintage Aggressive Growth Fund, and the Vintage Technology Fund. Distributable net realized capital gains, if any, are declared and distributed at least annually for each of the Funds.

Federal Taxes

The Fund's policy is to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute taxable income to shareholders in amounts that will avoid or minimize federal income or excise taxes of the Fund. Net investment income and net realized gains (losses) for the Funds may differ for financial statement and tax purposes. The character of distributions made during the year from net investment income or net realized gains may differ from their ultimate characterization for federal income tax purposes. Also, due to the timing of dividend distributions, the fiscal year in which amounts are distributed may differ from the year that the income or realized gains (losses) were recorded by the Funds.

Expenses

Expenses directly related to one of the Funds are charged to that Fund. Expenses relating to the Funds collectively are prorated to the Funds on the basis of each Fund's relative net assets.

3. Purchases and Sales of Securities:

Purchases and sales of securities (excluding short-term securities) for the year ended March 31, 2001 are as follows:

Proceeds

Purchases from Sales

Limited Term Bond Fund $22,690,354 $30,585,768

Bond Fund $9,381,828 $4,793,376

Income Fund $15,187,626 $20,480,671

Municipal Bond Fund $9,573,870 $14,050,405

Balanced Fund $37,344,908 $48,500,761

Equity Fund $379,223,551 $426,896,866

Aggressive Growth Fund $247,676,788 $249,034,020

Technology Fund purchases and sales of securities (excluding short-term securities) were $11,480,703 and $4,835,946, respectively, for the period from the Fund's inception on October 16, 2000 through March 31, 2001.

4. Related Party Transactions:

Under the terms of its Investment Advisory Agreement, Investors Management Group (IMG), a wholly owned subsidiary of AMCORE Financial, Inc., is entitled to receive fees computed daily on a percentage of the average daily net assets of each fund as follows:

Government Assets Fund 0.40 percent

Liquid Assets Fund 0.35 percent

Municipal Assets Fund 0.35 percent

Vintage Limited Term Bond Fund 0.50 percent

Vintage Bond Fund 0.55 percent

Vintage Income Fund 0.60 percent

Vintage Municipal Bond Fund 0.50 percent

Vintage Balanced Fund 0.75 percent

Vintage Equity Fund 0.75 percent

Vintage Aggressive Growth Fund 0.95 percent

Vintage Technology Fund 1.25 percent

IMG voluntarily limited advisory fees for the Government Assets Fund to 0.35 percent. IMG voluntarily limited advisory fees for the Technology Fund to approximately 0.28 percent so total fund operating expenses did not exceed 1.75 percent of average daily net assets.

The Funds have entered into a management and administration agreement with IMG pursuant to which the Funds pay administrative fees at an annual rate of 0.21 percent of the average daily net assets for the Government Assets Fund, the Liquid Assets Fund and the Municipal Assets Fund and 0.26 percent of the average daily net assets for all other Vintage Mutual Funds.

The Funds have adopted an Administrative Services Plan (the "Services Plan") pursuant to which each Fund is authorized to pay compensation to banks and other financial institutions (each a "Participating Organization"), which may include AMCORE Financial, Inc., its correspondent and affiliated banks, which agree to provide certain ministerial, recordkeeping and/or administrative support services for their customers or account holders (collectively, "customers") who are beneficial or record owner of Shares of that Fund. In consideration for such services, a Participating Organization receives a fee from a Fund, computed daily and paid monthly, at an annual rate of up to 0.25 percent of the average daily net asset value of Shares of that Fund owned beneficially or of record by such Participating Organization's customers for whom the Participating Organization provides such services. At present, the Funds pay servicing fees as follows: 0.25 percent on S shares of the Liquid Assets, Municipal Assets, and Equity Funds, 0.25 percent on S2 shares of the Liquid Assets Fund, and 0.15 percent on T shares of the Liquid Assets and Municipal Assets Funds. During the year ended March 31, 2001, AMCORE Financial, Inc. received $52,581, $10,734, and $734,501 from the Liquid Assets Fund, the Municipal Assets Fund, and the Vintage Equity Fund, respectively.

BISYS Fund Services Limited Partnership serves as distributor to the Fund pursuant to a Distribution Agreement. The Distributor receives no compensation under the Distribution Agreement with the Fund, but may receive compensation under a Distribution and Shareholder Service Plan (the "Plan") adopted pursuant to Rule 12b-1 under the 1940 Act under which the Funds are authorized to pay the Distributor for payments it makes to Participating Organizations. As authorized by the Plan, the Distributor will enter into Shareholder Agreements with Participating Organizations, including AMCORE Financial, Inc., or its affiliates, pursuant to which the Participating Organization agrees to provide certain administrative and shareholder support services in connection with Shares of a Fund purchased and held by Customers of the Participating Organization. The Distributor will be compensated by a Fund up to the amount of any payments it makes to Participating Organizations under the Rule 12b-1 Agreement. The maximum fee is 0.50 percent on S Shares of the Liquid Assets Fund and 0.25 percent on all other Classes and Funds. Currently, such fees are limited to 0.40 percent for S Shares of the Liquid Assets Fund, 0.15 percent for S2 Shares of the Liquid Assets Fund, 0.15 percent for S Shares of the Municipal Assets Fund and 0.00 percent for all other Classes and Funds. However, IMG as Advisor and Administrator of the Fund may in its sole discretion make payments to the Distributor to supplement shareholder fees paid by the Fund up to the maximum fee approved by the Plan without further notice to shareholders and at no cost to the Fund.

IMG also serves as the Fund's transfer agent to certain classes of the Government Assets, Liquid Assets and Municipal Assets Funds, pursuant to a Transfer Agency Agreement with the Funds and receives a fee for such services. BISYS Fund Services, Inc., ("BISYS") serves as transfer agent to the other classes and Funds pursuant to a Transfer Agency Agreement with the Funds and receives a fee for such services. IMG also provides fund accounting services for the Funds pursuant to a Fund Accounting Agreement and receives a fee of 0.03 percent of the average daily net assets of each Fund for such services.

5. Federal Income Taxes:

For federal income tax purposes, the following Funds have capital loss carryforwards as of March 31, 2001, which are available to offset future capital gains, if any:

Amount Expires

Government Assets Fund $ 5,000 2002

Limited Term Bond Fund $ 698,000 2004-2009

Bond Fund $ 36,000 2008-2009

Income Fund $ 2,500,000 2003-2009

Municipal Bond Fund $ 205,000 2008-2009

Equity Fund $ 1,080,000 2009

Technology Fund $ 112,000 2009

At March 31, 2001, the following Funds had deferred capital losses occurring subsequent to October 31, 2000. For tax purposes, such losses will be reflected in the year ending March 31, 2002:
Income Fund	$442,000
Balanced Fund	$486,000
Equity Fund	$4,536,000
Aggressive Growth Fund	$4,418,000
Technology Fund	$1,370,000

6. Federal Income Tax Information:

For the taxable year ended March 31, 2001, 14.7 percent of income dividends paid by the Balanced Fund qualifies for the dividends received deduction available to corporations. During the year ended March 31, 2001, the Municipal Bond Fund and Municipal Assets Fund declared $1,902,664 and $1,276,299, respectively, of tax-exempt income distributions.
VINTAGE MUTUAL FUNDS, Inc.
Financial Highlights

						Investment Activities			Dividends and Distributions
												Total
					NAV	Net	Net Realized/	Total from	From Net		From Net	Dividends
					Beginning	Investment	Unrealized	Investment	Investment		Realized	and
					of Period	Income (Loss)	Gains/(Losses)	Activities	Income		Gains	Distributions
Government Assets Fund "T" Shares
Year Ended	March 31, 2001				$1.00	0.06	0.00	0.06	(0.06)		0.00	(0.06)
Year Ended	March 31, 2000				$1.00	0.05	0.00	0.05	(0.05)		0.00	(0.05)
Year Ended	March 31, 1999				$1.00	0.05	0.00	0.05	(0.05)		0.00	(0.05)
Year Ended	March 31, 1998				$1.00	0.05	0.00	0.05	(0.05)		0.00	(0.05)
Year Ended	March 31, 1997				$1.00	0.05	0.00	0.05	(0.05)		0.00	(0.05)
Liquid Assets Fund "S" Shares
Year Ended	March 31, 2001				$1.00	0.05	0.00	0.05	(0.05)		0.00	(0.05)
Year Ended	March 31, 2000				$1.00	0.04	0.00	0.04	(0.04)		0.00	(0.04)
Year Ended	March 31, 1999				$1.00	0.04	0.00	0.04	(0.04)		0.00	(0.04)
Nine Months Ended March 31, 1998					$1.00	0.03	0.00	0.03	(0.03)		0.00	(0.03)
Year Ended	June 30, 1997				$1.00	0.05	0.00	0.05	(0.05)		0.00	(0.05)
Year Ended	June 30, 1996				$1.00	0.05	0.00	0.05	(0.05)		0.00	(0.05)
Liquid Assets Fund "S2" Shares
Year Ended	March 31, 2001				$1.00	0.05	0.00	0.05	(0.05)		0.00	(0.05)
Year Ended	March 31, 2000				$1.00	0.04	0.00	0.04	(0.04)		0.00	(0.04)
Year Ended	March 31, 1999				$1.00	0.04	0.00	0.04	(0.04)		0.00	(0.04)
Nine Months Ended March 31, 1998					$1.00	0.04	0.00	0.04	(0.04)		0.00	(0.04)
February 27, 1997 to June 30, 1997*					$1.00	0.02	0.00	0.02	(0.02)		0.00	(0.02)
Liquid Assets Fund "T" Shares
Year Ended	March 31, 2001				$1.00	0.06	0.00	0.06	(0.06)		0.00	(0.06)
Year Ended	March 31, 2000				$1.00	0.05	0.00	0.05	(0.05)		0.00	(0.05)
Year Ended	March 31, 1999				$1.00	0.05	0.00	0.05	(0.05)		0.00	(0.05)
Nine Months Ended March 31, 1998					$1.00	0.04	0.00	0.04	(0.04)		0.00	(0.04)
January 2, 1997 to June 30, 1997*					$1.00	0.03	0.00	0.03	(0.03)		0.00	(0.03)
Liquid Assets Fund "I" Shares
Year Ended	March 31, 2001				$1.00	0.06	0.00	0.06	(0.06)		0.00	(0.06)
Year Ended	March 31, 2000				$1.00	0.05	0.00	0.05	(0.05)		0.00	(0.05)
Year Ended	March 31, 1999				$1.00	0.05	0.00	0.05	(0.05)		0.00	(0.05)
Nine Months Ended March 31, 1998					$1.00	0.04	0.00	0.04	(0.04)		0.00	(0.04)
October 29, 1996 to June 30, 1997*					$1.00	0.04	0.00	0.04	(0.04)		0.00	(0.04)
Municipal Assets Fund "S" Shares
Year Ended	March 31, 2001				$1.00	0.03	0.00	0.03	(0.03)		0.00	(0.03)
Year Ended	March 31, 2000				$1.00	0.02	0.00	0.02	(0.02)		0.00	(0.02)
Year Ended	March 31, 1999				$1.00	0.02	0.00	0.02	(0.02)		0.00	(0.02)
Nine Months Ended March 31, 1998					$1.00	0.02	0.00	0.02	(0.02)		0.00	(0.02)
Year Ended	June 30, 1997				$1.00	0.03	0.00	0.03	(0.03)		0.00	(0.03)
Year Ended	June 30, 1996				$1.00	0.03	0.00	0.03	(0.03)		0.00	(0.03)

	TOTAL RETURN / RATIOS / SUPPLEMENTARY DATA:
				Ratio of		Ratio of Net	Ratio of	Ratio of Net
NAV			Net Assets	Expenses to		Investment	Expenses to	Investment
End	Total		End of Period	Average		Income (Loss) to	Average	Income (Loss) to		Portfolio
of Period	Return		(000 omitted)	Net Assets		Average Net Assets	Net Assets**	Average Net Assets**		Turnover

$1.00	5.73%		$170,838	0.68%		5.59%	0.73%	5.54%
$1.00	4.75%		$170,811	0.68%		4.65%	0.73%	4.60%
$1.00	4.61%		$150,006	0.73%		4.49%	0.76%	4.46%
$1.00	4.72%		$155,130	0.73%		4.79%	0.98%	4.54%
$1.00	4.62%		$158,698	0.76%		4.53%	1.01%	4.28%

$1.00	5.26%		$77,849	1.36%		5.13%	-----	-----
$1.00	4.18%		$91,703	1.36%		4.11%	-----	-----
$1.00	4.18%		$77,343	1.34%		4.08%	-----	-----
$1.00	3.43%	(a)	$69,514	1.20%	(b)	4.57%	(b) -----	-----
$1.00	4.46%		$60,663	1.20%		4.46%	-----	-----
$1.00	4.68%		$179,633	1.20%		4.68%	-----	-----

$1.00	5.52%		$9,139	1.11%		5.39%	-----	-----
$1.00	4.44%		$8,639	1.11%		4.36%	-----	-----
$1.00	4.44%		$8,252	1.09%		4.32%	-----	-----
$1.00	3.68%	(a)	$5,453	0.87%	(b)	4.91%	(b) -----	-----
$1.00	1.66%	(a)	$1,773	0.85%	(b)	4.79%	(b) 0.95%	4.69%

$1.00	5.80%		$30,590	0.86%		5.65%	-----	-----
$1.00	4.70%		$31,619	0.86%		4.59%	-----	-----
$1.00	4.70%		$33,673	0.84%		4.54%	-----	-----
$1.00	3.81%	(a)	$16,147	0.70%	(b)	5.07%	(b) -----	-----
$1.00	2.51%	(a)	$17,859	0.70%	(b)	4.96%	(b) -----	-----

$1.00	5.94%		$32,061	0.71%		5.78%	-----	-----
$1.00	4.86%		$38,318	0.71%		4.82%	-----	-----
$1.00	4.86%		$16,751	0.69%		4.67%	-----	-----
$1.00	3.98%	(a)	$13,729	0.47%	(b)	5.31%	(b) -----	-----
$1.00	3.51%	(a)	$2,356	0.45%	(b)	5.19%	(b) -----	-----

$1.00	3.07%		$2,403	1.12%		3.09%	-----	-----
$1.00	2.43%		$7,370	1.14%		2.41%	1.15%	2.40%
$1.00	2.47%		$7,894	1.12%		2.41%	1.19%	2.34%
$1.00	2.13%	(a)	$7,102	0.94%	(b)	2.84%	(b) -----	-----
$1.00	2.90%		$4,664	0.93%		2.90%	1.15%	2.68%
$1.00	2.64%		$10,146	1.48%		2.64%	-----	-----

Municipal Assets Fund "T" Shares
Year Ended	March 31, 2001				$1.00	0.03	0.00	0.03	(0.03)		0.00	(0.03)
Year Ended	March 31, 2000				$1.00	0.03	0.00	0.03	(0.03)		0.00	(0.03)
Year Ended	March 31, 1999				$1.00	0.03	0.00	0.03	(0.03)		0.00	(0.03)
Nine Months Ended March 31, 1998					$1.00	0.02	0.00	0.02	(0.02)		0.00	(0.02)
January 2, 1997 to June 30, 1997*					$1.00	0.02	0.00	0.02	(0.02)		0.00	(0.02)
Municipal Assets Fund "I" Shares
Year Ended	March 31, 2001				$1.00	0.03	0.00	0.03	(0.03)		0.00	(0.03)
Year Ended	March 31, 2000				$1.00	0.03	0.00	0.03	(0.03)		0.00	(0.03)
Year Ended	March 31, 1999				$1.00	0.03	0.00	0.03	(0.03)		0.00	(0.03)
Nine Months Ended March 31, 1998					$1.00	0.02	0.00	0.02	(0.02)		0.00	(0.02)
March 27, 1997 to June 30, 1997*					$1.00	0.01	0.00	0.01	(0.01)		0.00	(0.01)
Limited Term Bond Fund
Year Ended	March 31, 2001				$9.63	0.54	0.31	0.85	(0.54)		0.00	(0.54)
Year Ended	March 31, 2000				$10.00	0.50	(0.37)	0.13	(0.50)		0.00	(0.50)
Year Ended	March 31, 1999				$9.99	0.49	0.00	0.49	(0.48)		0.00	(0.48)
Year Ended	March 31, 1998				$9.69	0.46	0.35	0.81	(0.51)	(c)	0.00	(0.51)
Year Ended	March 31, 1997				$9.89	0.50	(0.20)	0.30	(0.50)		0.00	(0.50)
Bond Fund
Year Ended	March 31, 2001				$9.53	0.61	0.44	1.05	(0.61)		0.00	(0.61)
Year Ended	March 31, 2000				$9.88	0.57	(0.35)	0.22	(0.57)		0.00	(0.57)
Year Ended	March 31, 1999				$9.86	0.53	0.04	0.57	(0.53)		(0.02)	(0.55)
Eleven Months Ended March 31, 1998					$9.82	0.66	0.33	0.99	(0.66)		(0.29)	(0.95)
Year Ended	April 30, 1997				$9.78	0.62	0.05	0.67	(0.62)		0.00	(0.62)
July 7, 1995 to April 30, 1996*					$10.00	0.49	(0.28)	0.21	(0.43)		0.00	(0.43)
Income Fund
Year Ended	March 31, 2001				$9.61	0.60	0.40	1.00	(0.60)		0.00	(0.60)
Year Ended	March 31, 2000				$9.98	0.57	(0.37)	0.20	(0.57)		0.00	(0.57)
Year Ended	March 31, 1999				$10.04	0.55	(0.04)	0.51	(0.57)	(d)	0.00	(0.57)
Year Ended	March 31, 1998				$9.70	0.50	0.38	0.88	(0.54)	(c)	0.00	(0.54)
Year Ended	March 31, 1997				$9.93	0.54	(0.24)	0.30	(0.53)		0.00	(0.53)

$1.00	3.31%		$6,054	0.87%		3.26%	-----	-----
$1.00	2.68%		$11,326	0.89%		2.61%	0.90%	2.63%
$1.00	2.73%		$14,949	0.87%		2.66%	0.94%	2.59%
$1.00	2.31%	(a)	$12,005	0.69%	(b)	3.09%	(b) -----	-----
$1.00	1.61%	(a)	$25,036	0.66%	(b)	3.17%	(b) 0.90%	2.93%

$1.00	3.48%		$27,330	0.72%		3.41%	-----	-----
$1.00	2.84%		$26,124	0.74%		2.78%	0.75%	2.79%
$1.00	2.88%		$22,405	0.72%		2.81%	0.79%	2.74%
$1.00	2.49%	(a)	$20,010	0.46%	(b)	3.32%	(b) -----	-----
$1.00	1.20%	(a)	$7	0.41%	(b)	3.42%	(b) 0.65%	3.18%

$9.94	9.06%		$47,754	0.90%		5.48%	-----	-----		49.54%
$9.63	1.38%		$52,507	0.92%		5.11%	-----	-----		41.58%
$10.00	5.01%		$56,005	1.05%		4.89%	-----	-----		31.08%
$9.99	8.51%		$37,777	1.35%		4.60%	1.60%	4.35%		80.26%
$9.69	3.13%		$38,835	1.40%		5.18%	1.65%	4.93%		70.63%

$9.97	11.37%		$36,340	0.99%		6.33%	-----	-----		17.62%
$9.53	2.41%		$27,339	1.01%		6.01%	-----	-----		31.83%
$9.88	5.95%		$21,984	1.03%		5.46%	-----	-----		37.28%
$9.86	10.30%	(a)	$7,213	0.88%	(b)	7.66%	(b) -----	-----		225.79%
$9.83	6.97%		$3,201	0.83%		6.16%	-----	-----		42.22%
$9.78	2.10%	(a)	$3,642	0.80%	(b)	6.24%	(b) -----	-----		60.43%

$10.01	10.73%		$111,625	0.95%		6.12%	-----	-----		14.73%
$9.61	2.13%		$109,486	0.99%		5.91%	-----	-----		28.35%
$9.98	5.13%		$100,341	1.01%		5.51%	-----	-----		60.60%
$10.04	9.31%		$104,604	1.15%		5.04%	1.40%	4.79%		52.03%
$9.70	3.14%		$92,031	1.20%		5.52%	1.45%	5.27%		59.70%
Municipal Bond Fund
Year Ended	March 31, 2001				$10.24	0.42	0.44	0.86	(0.42)		0.00	(0.42)
Year Ended	March 31, 2000				$10.67	0.41	(0.40)	0.01	(0.41)		(0.03)	(0.44)
Year Ended	March 31, 1999				$10.60	0.40	0.08	0.48	(0.40)		(0.01)	(0.41)
Year Ended	March 31, 1998				$10.22	0.40	0.40	0.80	(0.40)		(0.02)	(0.42)
Year Ended	March 31, 1997				$10.27	0.38	(0.05)	0.33	(0.38)		0.00	(0.38)
Balanced Fund
Year Ended	March 31, 2001				$16.58	0.31	(2.72)	(2.41)	(0.31)		(1.06)	(1.37)
Year Ended	March 31, 2000				$16.01	0.28	2.08	2.36	(0.28)		(1.51)	(1.79)
Year Ended	March 31, 1999				$15.05	0.24	1.60	1.84	(0.24)		(0.64)	(0.88)
Year Ended	March 31, 1998				$11.72	0.21	3.67	3.88	(0.21)		(0.34)	(0.55)
Year Ended	March 31, 1997				$11.08	0.18	1.05	1.23	(0.18)		(0.41)	(0.59)
Equity Fund S Shares
Year Ended	March 31, 2001				$23.28	(0.09)	(4.94)	(5.03)	0.00		(1.81)	(1.81)
Year Ended	March 31, 2000				$22.90	(0.06)	4.10	4.04	0.00		(3.66)	(3.66)
Year Ended	March 31, 1999				$21.04	(0.06)	3.21	3.15	(0.01)		(1.28)	(1.29)
Year Ended	March 31, 1998				$16.58	0.00	7.19	7.19	(0.01)		(2.71)	(2.72)
Year Ended	March 31, 1997				$14.48	0.05	2.60	2.65	(0.05)		(0.50)	(0.55)
Equity Fund T Shares
Year Ended	March 31, 2001				$23.38	(0.03)	(4.98)	(5.01)	0.00		(1.81)	(1.81)
Year Ended	March 31, 2000				$22.94	(0.01)	4.11	4.10	0.00		(3.66)	(3.66)
Year Ended	March 31, 1999				$21.05	(0.01)	3.19	3.18	(0.01)		(1.28)	(1.29)
February 14, 1998 to March 31, 1998*					$19.77	0.00	1.28	1.28	0.00		0.00	0.00
Aggressive Growth
Year Ended	March 31, 2001				$20.49	(0.10)	(5.93)	(6.03)	0.00		(3.43)	(3.43)
Year Ended	March 31, 2000				$17.63	(0.12)	5.57	5.45	0.00		(2.59)	(2.59)
Year Ended	March 31, 1999				$16.99	(0.11)	1.70	1.59	0.00		(0.95)	(0.95)
Year Ended	March 31, 1998				$11.90	(0.09)	5.61	5.52	0.00		(0.43)	(0.43)
Year Ended	March 31, 1997				$10.88	(0.06)	1.08	1.02	0.00		0.00	0.00
Technology
October 16, 2000 to March 31, 2001*					$10.00	(0.03)	(6.83)	(6.86)	0.00		0.00	0.00

* Period from commencement of operations.
** During the period certain fees were voluntarily reduced. If such voluntary fee reductions had not occurred, the ratios would have been as indicated.
(a) Not Annualized.
(b) Annualized.
(c) Includes $.04 per share and $.02 per share of distributions in excess of net investment income for the Limited Term Bond Fund and
Income Fund respectively, for year ended March 31, 1998.
(d) Includes $.01 per share of distribution in excess of net investment income.

$10.68	8.59%		$47,274	0.86%		4.03%	-----	-----		21.11%
$10.24	0.10%		$48,616	0.92%		3.91%	-----	-----		26.51%
$10.67	4.64%		$49,950	0.94%		3.76%	1.04%	3.66%		13.87%
$10.60	7.89%		$48,282	1.21%		3.76%	1.46%	3.51%		36.60%
$10.22	3.22%		$45,164	1.28%		3.68%	1.53%	3.43%		21.00%

$12.80	(15.39%)		$68,114	1.12%		2.03%	-----	-----		45.49%
$16.58	15.56%		$96,688	1.20%		1.77%	-----	-----		64.22%
$16.01	12.66%		$85,424	1.28%		1.61%	-----	-----		48.38%
$15.05	33.46%		$63,403	1.38%		1.58%	1.63%	1.33%		101.32%
$11.72	11.05%		$32,012	1.55%		1.58%	1.80%	1.33%		38.35%

$16.44	(22.98%)		$232,217	1.39%		(0.40%)	-----	-----		71.85%
$23.28	18.59%		$325,035	1.36%		(0.31%)	-----	-----		89.42%
$22.90	15.72%		$253,593	1.40%		(0.34%)	-----	-----		59.22%
$21.05	45.54%		$196,772	1.31%		0.08%	1.56%	0.33%		72.80%
$16.58	18.35%		$309,669	1.33%		0.32%	1.58%	0.07%		37.08%

$16.56	(22.79%)		$182,099	1.14%		(0.15%)	-----	-----		71.85%
$23.38	18.83%		$259,796	1.11%		(0.06%)	-----	-----		89.42%
$22.94	15.88%		$280,418	1.15%		(0.08%)	-----	-----		59.22%
$21.05	6.40%	(a)	$275,245	1.19%	(b)	0.63%	(b) 1.44%	(b) 0.38%	(b)	72.80%

$11.03	(32.83%)		$105,225	1.33%		(0.66%)	-----	-----		183.82%
$20.49	33.51%		$159,299	1.35%		(0.67%)	-----	-----		156.56%
$17.63	9.85%		$121,552	1.42%		(0.69%)	-----	-----		61.90%
$16.99	46.82%		$101,377	1.56%		(0.74%)	1.81%	(0.99%)		86.36%
$11.90	9.39%		$49,413	1.63%		(0.64%)	1.88%	(0.89%)		45.14%

$3.14	(68.60%)	(a)	$2,602	1.74%	(b)	(1.26%)	(b) 2.71%	(b) (2.23%)	(b)	140.81%

To the Board of Directors and Shareholders of

Vintage Mutual Funds, Inc.

In our opinion, the accompanying statements of assets and liabilities, including the schedules of portfolio investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Government Assets Fund, Liquid Assets Fund, Municipal Assets Fund, Limited Term Bond Fund, Bond Fund, Income Fund, Municipal Bond Fund, Balanced Fund, Equity Fund, Aggressive Growth Fund, and Technology Fund (constituting Vintage Mutual Funds, Inc., the "Fund") at March 31, 2001, the results of each of their operations, and the changes in each of their net assets for the periods indicated and the financial highlights for each of the two years in the period then ended, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with auditing standards generally accepted in the United States of America, which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at March 31, 2001, by correspondence with the custodian and brokers, provide a reasonable basis for our opinion. The financial highlights for each of the periods ended prior to April 1, 1999, were audited by other independent accountants whose reports dated April 30, 1999 and May 8, 1998, expressed an unqualified opinion on those statements.

PricewaterhouseCoopers LLP

New York, New York

April 27, 2001

ANNUAL

REPORT

TO

SHAREHOLDERS

MARCH 31, 2001

Service Providers

Investment AdvisEr and Administrator

Investors Management Group

2203 Grand Avenue

Des Moines, Iowa 50312-5338

Distributor

BISYS Fund Services Limited Partnership

3435 Stelzer Road

Columbus, Ohio 43219

Legal Counsel

Cline, Williams, Wright, Johnson, & Oldfather

1900 First Bank Building

Lincoln, Nebraska 68508

Independent Auditors

PricewaterhouseCoopers LLP

1177 Avenue of the Americas

New York, NY 10036

Table of Contents

Performance Reports and Schedules of Portfolio Investments

Statements of Assets and Liabilities

Statements of Operations

Statements of Changes in Net Assets

Notes to Financial Statements

Financial Highlights

Report of Independent Accountants